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                                                                  EXHIBIT 2.1(a)



                               EXCHANGE AGREEMENT

                          dated as of October 20, 1997

                                      among

                           AEI HOLDING COMPANY, INC.,

                          ADDINGTON ENTERPRISES, INC.,

                                 LARRY ADDINGTON

                                       and

                                 HAROLD SERGENT




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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Article 1 - Definitions.......................................................1

         1.1      Definitions.................................................1
         1.2      Additional Terms............................................3
         1.3      Rules of Interpretation.....................................3

Article 2 - Purchase and Sale.................................................4

         2.1      Exchange....................................................4
         2.2      Purchase....................................................4
         2.3      Liabilities.................................................4

Article 3 - Representations and Warranties of AEI.............................5

         3.1      Organization and Authority..................................5
         3.2      Title to Shares.............................................5
         3.3      Assets......................................................6
         3.4      AS IS.......................................................6

Article 4 - Representations and Warranties of Addington.......................6

         4.1      Authority...................................................6
         4.2      Title to Shares.............................................7

Article 5 - Representations and Warranties of Sergent.........................7

         5.1      Authority...................................................7
         5.2      Title to Shares.............................................8

Article 6 - Representations and Warranties of the Company.....................8

         6.1      Organization................................................8
         6.2      Shares......................................................8
         6.3      Authority...................................................8
         6.4      Validity, Etc...............................................8

Article 7 - Conditions to Obligations of the Company..........................9

         7.1      Representations and Warranties..............................9
         7.2      Statutory Requirements......................................9


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                                                                            Page
                                                                            ----
         7.3      Other Agreements............................................9
         7.4      Deliveries..................................................9
         7.5      Initial Purchase Agreement..................................9

Article 8 - Conditions to Obligations of AEI, Addington and Sergent...........9

         8.1      Representations, Warranties and Covenants..................10
         8.2      Statutory Requirements.....................................10
         8.3      Deliveries.................................................10
         8.4      Other Agreements...........................................10
         8.5      Initial Purchase Agreement.................................10

Article 9 - The Closing......................................................10

         9.1      Date and Place.............................................10
         9.2      Deliveries.................................................10

Article 10 - Survival of Representations and Warranties......................10

Article 11 - Arbitration.....................................................11

         11.1     Dispute Resolution.........................................11
         11.2     Selection of Arbitrators...................................11
         11.3     Temporary Injunctive Relief................................11
         11.4     Arbitration Rules..........................................11
         11.5     Arbitration Proceedings....................................11

Article 12 - Miscellaneous...................................................12

         12.1     Notices....................................................12
         12.2     Waivers....................................................13
         12.3     Expenses...................................................13
         12.4     Headings...................................................13
         12.5     Annexes and Schedules......................................13
         12.6     Entire Agreement...........................................13
         12.7     Representations and Warranties, Etc........................13
         12.8     Governing Law..............................................13
         12.9     Counterparts...............................................13
         12.10    Severability...............................................13
         12.11    Benefit and Binding Effect.................................14
         12.12    Specific Performance.......................................14
         12.13    No Consequential Damages...................................14
         12.14    Further Assurances.........................................14



                                       ii

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                               EXCHANGE AGREEMENT



         This is an Exchange Agreement dated as of October ___, 1997 (this "Agreement"), between (i) AEI HOLDING COMPANY, INC., a Delaware corporation (the "Company"); (ii) ADDINGTON ENTERPRISES, INC., a Kentucky corporation ("AEI");
(iii) LARRY ADDINGTON ("Addington"); and (iv) HAROLD SERGENT ("Sergent").

                                    RECITALS

         A. The Company, AEI and Addington believe that the consolidation of their various business activities and property investments will enhance the opportunities for growth and development of those activities when in combined form.

         B. The Company desires to acquire, in exchange for shares of its capital stock, and AEI and Addington desire to transfer in exchange for shares of capital stock of the Company, certain assets owned by AEI and Addington.

         C. The Company desires to purchase, and Sergent desires to sell, upon the terms and conditions set forth in this Agreement, all of the capital stock of Bowie (as defined below) owned by Sergent.

         NOW, THEREFORE, in consideration of the mutual benefits and covenants contained herein, and subject to the terms and conditions set forth herein, the Parties agree as follows:

                                    Article 1
                                   Definitions

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Acquisition Documents" shall mean this Agreement and the Other Agreements, collectively.

                  (b) "Addington Shares" shall have the meaning given in Section 2.1(b).

                  (c) "Affiliate" shall mean (i) a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is controlled by a Person that controls, a Party to this Agreement; and (ii) any trust or estate in which a Party to this Agreement has a beneficial interest or as to which a Party to this Agreement serves as a trustee or in another fiduciary capacity.

                  (d) "Assignment of Contracts" shall mean the Assignment of Contracts, in a form reasonably satisfactory to the Company, pursuant to which AEI shall assign to the Company all of its contracts, except for the contracts listed on Schedule 2.1(a)(2).


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                  (e) "Assignment of Leases" shall mean the Assignment of
Leases, in a form reasonably satisfactory to the Company, pursuant to which AEI shall assign to the Company all of its leased real property, except for the leased real property listed on Schedule 2.1(a)(1).

                  (f) "Assumed Liabilities" shall have the meaning given in
Section 2.3.

                  (g) "Bill of Sale" shall mean the Bill of Sale, in a form reasonably satisfactory to the Company, pursuant to which AEI shall transfer the Transferred Assets (other than any real property interests, leases or contracts) to the Company.

                  (h) "Bowie" shall mean Bowie Resources, Limited, a Colorado corporation.

                  (i) "Business Days" shall have the meaning given in Section 1.3(h).

                  (j) "Closing" shall mean the consummation of the transactions contemplated in this Agreement in accordance with the provisions of Article 9.

                  (k) "Closing Date" shall mean the date on which the Closing occurs in accordance with Article 9.

                  (l) "Deeds" shall mean the Special Warranty Deeds, in a form reasonably satisfactory to the Company, pursuant to which AEI shall convey to the Company all of its owned real property, except for the real property listed on Schedule 2.1(a)(1).

                  (m) "Initial Purchase Agreement" shall mean the Initial Purchase Agreement to be executed between the Company and NationsBanc Montgomery Securities, Inc. ("NationsBanc"), pursuant to which NationsBanc shall agree to purchase from the Company at least One Hundred Fifty Million Dollars ($150,000,000.00) of senior notes representing unsecured indebtedness of the Company.

                  (n) "Liabilities" shall mean all accounts payable, notes payable, liabilities, commitments, indebtedness or obligations of any kind whatsoever, whether absolute, accrued, contingent, matured or unmatured, direct or indirect, known or unknown of the Company to which any of the Company's properties or assets are subject.

                  (o) "Manufacture, Service, Use and License Agreement" shall mean the Manufacture, Service, Use and License Agreement, in the form attached hereto as Annex 1.1 (o), to be entered into by AEI and the Company.

                  (p) "Material" (whether or not capitalized) shall include any matter which might influence a reasonable purchaser's decision to consummate the transactions contemplated herein.

                  (q) "Notices" shall have the meaning given in Section 12.1.



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                  (r) "Other Agreements" shall mean the Initial Purchase
Agreement, the Manufacture, Service, Use and License Agreement and all other agreements, certificates, opinions, instruments or documents contemplated by, required by or referred to in, this Agreement for the consummation of the transactions contemplated hereby.

                  (s) "Parties" shall mean the Company, AEI, Addington and Sergent, collectively.

                  (t) "Person" shall mean any person, firm, trust, partnership, corporation or other business entity.

                  (u) "Purchase Price" shall have the meaning given in Section 2.2.

                  (v) "Rules" shall have the meaning given in Section 11.4.

                  (w) "Sergent Shares" shall have the meaning given in Section 2.2.

                  (x) "Shareholders Agreement" shall mean the Shareholders Agreement, dated January 30, 1997, among Addington, Sergent, Bowie and Mitsui Matsushima America, Inc., a Colorado corporation.

                  (y) "Transferred Assets" shall have the meaning given in
Section 2.1(a).

         1.2 Additional Terms. Other capitalized terms used in this Agreement but not defined in Section 1.1 above shall have the meanings ascribed to them wherever such terms first appear in this Agreement, or, if no meanings are so ascribed, the meanings customarily associated with such terms in the coal mining industry.

         1.3      Rules of Interpretation.

                  (a) The singular includes the plural and the plural includes the singular.

                  (b) The word "or" is not exclusive.

                  (c) A reference to a Person includes its permitted successors and permitted assigns.

                  (d) The words "include," "includes" and "including" are not limiting.

                  (e) A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

                  (f) References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto,
         (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.


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                  (g) The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

                  (h) References to "days" shall mean calendar days, unless the term "Business Days" shall be used. "Business Days" shall mean all days other than any Saturday, Sunday or legal holiday in Ashland, Kentucky. References to a time of day shall mean such time in Ashland, Kentucky.

                  (i) The Acquisition Documents are the result of negotiations among, and have been reviewed by, the Company and AEI. Accordingly, the Acquisition Documents shall be deemed to be the product of all Parties thereto, and no ambiguity shall be construed in favor of or against any Party.

                                    Article 2
                                Purchase and Sale

         2.1      Exchange.

                  (a) Subject to the terms and conditions of this Agreement, AEI hereby agrees to sell, transfer and deliver to the Company, and the Company hereby agrees to purchase, all assets and properties of AEI, except for the assets listed on Schedules 2.1(a)(1), (2) and (3) (the "Transferred Assets"), subject to the Assumed Liabilities, at the Closing for forty-nine (49) shares of the capital stock of the Company.

                  (b) Subject to the terms and conditions of this Agreement, Addington hereby agrees to sell, transfer and deliver to the Company, and the Company hereby agrees to purchase, the six hundred ninety-eight (698) shares of the capital stock of Bowie owned by Addington (the "Addington Shares") at the Closing for forty-nine (49) shares of the capital stock of the Company.

         2.2 Purchase. Subject to the terms and conditions of this Agreement, Sergent hereby agrees to sell, transfer and deliver to the Company, and the Company hereby agrees to purchase the seventy-seven (77) shares of the capital stock of Bowie owned by Sergent (the "Sergent Shares") at the Closing for Two Million Dollars ($2,000,000.00) (the "Purchase Price"). The entire Purchase Price shall be paid in cash in immediately available funds to Sergent at the Closing.

         2.3 Liabilities. Subject to the terms and conditions of this Agreement, the Company shall, as of the Closing, assume all Liabilities of AEI, except the liabilities described on Schedule 2.3 (the "Assumed Liabilities").



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                                    Article 3
                      Representations and Warranties of AEI

         AEI represents and warrants to the Company as follows:

         3.1      Organization and Authority

                  (a) AEI is duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and is in good standing in all jurisdictions in which it is qualified to do business or in which the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on its business, assets or operation. The Company has full corporate power and authority to own, lease and operate its properties as such properties are now owned, leased and operated, and to conduct its business as and where such business is currently conducted.

                  (b) AEI has full right, power, authority, and capacity to execute and deliver this Agreement and the Other Agreements, and to perform its obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements constitute valid and legally binding obligations of AEI, enforceable in accordance with their terms.

                  (c) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of its obligations and undertakings hereunder and thereunder by AEI will not: (i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (A) the articles of incorporation or bylaws (or other governing or formation documents) of AEI, (B) any contract, agreement, arrangement or undertaking to which AEI is a party or by which it may be bound or of any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to it, or (C) any applicable law, ordinance, rule or regulation of any governmental body; (ii) result in the creation of any claim, lien, charge or encumbrance upon any of the properties or assets (whether real or personal, tangible or intangible) of AEI, except such claims, liens and encumbrances as are contemplated by this Agreement; or (iii) terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking to which AEI is a party.

                  (d) The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement and the Other Agreements have been duly authorized by all requisite corporate action by the Company and AEI.

         3.2 Title to Shares. Except for any liens that may be granted to NationsBank of Texas, N.A., AEI has, and at the Closing will have, good and marketable (legal and beneficial) title to all of the outstanding capital stock of Tennessee Mining, Inc., and at the Closing will have good and marketable (legal and beneficial) title to all of the outstanding capital stock of Ikerd-Bandy Co., Inc., free and clear of all liens, pledges, proxies, voting trusts, encumbrances, security interests, claims, charges, and restrictions whatsoever, and there are no outstanding purchase agreements, options, warrants, or other rights of any kind whatsoever, entitling any Person to purchase or acquire an interest in any of such stock or restricting their transfer in accordance with this Agreement. Upon delivery to the Company at the Closing of certificates representing such stock, duly endorsed by AEI for transfer to the Company, and upon AEI's receipt of fifty (50) shares of the capital stock of the Company, good and valid title to such stock will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, except those granted to NationsBank of Texas, N.A.


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         3.3 Assets. AEI has good and marketable title to all of the Transferred
Assets. Upon AEI's receipt of fifty (50) shares of the capital stock of the Company at the Closing, good and marketable title to the Transferred Assets will pass to the Company, subject to the Assumed Liabilities.

         3.4 AS IS. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN DOCUMENTS OR INSTRUMENTS EXECUTED PURSUANT TO THIS AGREEMENT, THE COMPANY ACKNOWLEDGES THAT AEI HAS MADE NO REPRESENTATIONS REGARDING THE VALUE OR CONDITION OF THE TRANSFERRED ASSETS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE TRANSFERRED ASSETS WILL BE TRANSFERRED TO THE COMPANY AT CLOSING "AS IS, WHERE IS" WITH NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO TITLE, OWNERSHIP, USE, POSSESSION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUANTITY OR QUALITY OF RESERVES, MINING COSTS OR RATIOS, GRADE, RECOVERABILITY, VALUE, MINEABILITY, CONDITION, OPERATION, DESIGN, CAPACITY, TAX TREATMENT OR OTHERWISE, AND ALL SUCH REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY DISCLAIMED. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DIMINISH OR LIMIT THE EXPRESS REPRESENTATIONS, WARRANTIES, OR COVENANTS CONTAINED IN THIS AGREEMENT.

                                    Article 4
                   Representations and Warranties of Addington

         Addington represents and warrants to the Company as follows:

         4.1      Authority

                  (a) Addington has full right, power, authority, and capacity to execute and deliver this Agreement and the Other Agreements, and to perform his obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements constitute valid and legally binding obligations of Addington enforceable in accordance with their terms.

                  (b) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of his obligations and undertakings hereunder and thereunder by Addington will not: (i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (A) any contract, agreement, arrangement or undertaking to which Addington is a party or by which he may be bound or of any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to him, or (B) any applicable law, ordinance, rule or regulation of any governmental body; (ii) result in the creation of any claim, lien, charge or encumbrance upon the Addington Shares, except such claims, liens and encumbrances as are contemplated by this Agreement; or (iii) terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking to which Addington is a party.


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         4.2 Title to Shares. Except for restrictions under the Shareholders
Agreement and any liens granted to NationsBank of Texas, N.A., Addington has, and at the Closing will have, good and marketable (legal and beneficial) title to the Addington Shares, free and clear of all liens, pledges, proxies, voting trusts, encumbrances, security interests, claims, charges, and restrictions whatsoever, other than the Shareholders Agreement, and there are no outstanding purchase agreements, options, warrants, or other rights of any kind whatsoever, entitling any Person to purchase or acquire an interest in any of the Addington Shares or restricting their transfer in accordance with this Agreement. Upon delivery to the Company at the Closing of certificates representing the Addington Shares, duly endorsed by Addington for transfer to the Company, and upon Addington's receipt of fifty (50) shares of the capital stock of the Company, good and valid title to the Addington Shares will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, except for restrictions under the Shareholders Agreement and any liens granted to NationsBank of Texas, N.A.

                                    Article 5
                    Representations and Warranties of Sergent

         Sergent represents and warrants to the Company as follows:

         5.1      Authority

                  (a) Sergent has full right, power, authority, and capacity to execute and deliver this Agreement and the Other Agreements, and to perform his obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements constitute valid and legally binding obligations of Sergent, enforceable in accordance with their terms.

                  (b) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of his obligations and undertakings hereunder and thereunder by Sergent will not: (i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (A) any contract, agreement, arrangement or undertaking to which Sergent is a party or by which he may be bound or of any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to him, or (B) any applicable law, ordinance, rule or regulation of any governmental body; (ii) result in the creation of any claim, lien, charge or encumbrance upon the Sergent Shares, except such claims, liens and encumbrances as are contemplated by this Agreement; or (iii) terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking to which Sergent is a party.


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         5.2 Title to Shares. Sergent has, and at the Closing will have, good and marketable (legal and beneficial) title to the Sergent Shares, free and clear of all liens, pledges, proxies, voting trusts, encumbrances, security interests, claims, charges, and restrictions whatsoever, other than the Shareholders Agreement, and there are no outstanding purchase agreements, options, warrants, or other rights of any kind whatsoever, entitling any Person to purchase or acquire an interest in any of the Sergent Shares or restricting their transfer in accordance with this Agreement. Upon delivery to the Company at the Closing of certificates representing the Sergent Shares, duly endorsed by Sergent for transfer to the Company, and upon Sergent's receipt of the Purchase Price, good and valid title to the Sergent Shares will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, except for restrictions under the Shareholders Agreement and any liens granted to NationsBank of Texas, N.A.

                                    Article 6
                  Representations and Warranties of the Company

         The Company represents and warrants to AEI, Addington and Sergent as follows:

         6.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to own and lease its properties as such properties are now owned and leased, and to conduct its business as and where its business is now conducted.

         6.2 Shares. The authorized capital stock of the Company consists of one thousand (1,000) shares of common stock of One Cent ($0.01) par value, of which no shares are issued and outstanding.

         6.3 Authority. The Company has full right, power, authority and capacity to execute, deliver and consummate this Agreement and the Other Agreements, and to perform its obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements have been duly and validly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

         6.4 Validity, Etc.

                  (a) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of their respective obligations and undertakings hereunder and thereunder by the Company, will not violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (i) the articles of incorporation or bylaws (or other governing or formation documents) of the Company; (ii) any contract, agreement, arrangement or undertaking to which the Company is a party or by which it may be bound; (iii) any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the Company; or (iv) any applicable law, ordinance, rule or regulation of any governmental body.


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

                  (b) The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement and the Other Agreements have been duly authorized by all requisite corporate action of the Company.

                                    Article 7
                    Conditions to Obligations of the Company

         The obligations of the Company to consummate the transactions contemplated herein shall be subject to the satisfaction of the following conditions at or before the Closing:

         7.1 Representations and Warranties. The representations and warranties of AEI, Addington and Sergent contained herein shall be true on the Closing Date, with the same effect as though made at such time, except to the extent of changes permitted by the terms of this Agreement. AEI, Addington and Sergent shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the Closing.

         7.2 Statutory Requirements. All statutory requirements for the valid consummation by the Company of the transactions contemplated by this Agreement shall have been fulfilled, and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit the consummation by the Company of the transactions contemplated by this Agreement shall have been obtained.

         7.3 Other Agreements. AEI, Addington and Sergent shall have executed all Other Agreements required to be executed before the Closing Date in connection with the transactions contemplated in this Agreement.

         7.4 Deliveries. At or before the Closing, AEI, Addington and Sergent shall make all of their deliveries contemplated in this Agreement.

         7.5 Initial Purchase Agreement. The parties to the Initial Purchase Agreement shall have consummated all transactions contemplated therein.

                                    Article 8
             Conditions to Obligations of AEI, Addington and Sergent

         The obligations of AEI, Addington and Sergent to consummate the transactions contemplated herein shall be subject to the satisfaction of the following conditions at or before the Closing:



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         8.1 Representations, Warranties and Covenants. The representations and warranties of the Company contained herein shall be true on the Closing Date, with the same effect as though made at such time, except to the extent of changes permitted by the terms of this Agreement. The Company shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing.

         8.2 Statutory Requirements. All statutory requirements for the valid consummation by AEI, Addington and Sergent of the transactions contemplated by this Agreement shall have been fulfilled, and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit the consummation by AEI, Addington and Sergent of the transactions contemplated by this Agreement shall have been obtained.

         8.3 Deliveries. At or before the Closing, the Company shall make all of its deliveries contemplated in this Agreement.

         8.4 Other Agreements. The Company shall have executed all Other Agreements required to be executed on or before the Closing Date in connection with the transactions contemplated in this Agreement.

         8.5 Initial Purchase Agreement. The parties to the Initial Purchase Agreement shall have consummated all transactions contemplated therein.

                                    Article 9
                                   The Closing

         9.1      Date and Place.

                  (a) The Closing shall occur on the same date as the closing under the Initial Purchase Agreement.

                  (b) The Closing shall be held on the Closing Date at 10:00 a.m. (EST) in the offices of Brown, Todd & Heyburn PLLC, 2700 Lexington Financial Center, Lexington, Kentucky, or at such other place or time on the Closing Date as the Parties may mutually agree.

         9.2 Deliveries. At or before the Closing, the Parties shall make all of the deliveries contemplated in this Agreement.

                                   Article 10
                   Survival of Representations and Warranties

         Each of the Parties' representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing for a period of two (2) years.



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



                                   Article 11
                                   Arbitration

         11.1 Dispute Resolution. All controversies, disputes or claims arising among the Parties (or any Person making a claim through or under, whether derivatively or otherwise, any Party) in connection with, or with respect to, any provision of this Agreement or any of the Other Agreements which has not been resolved within thirty (30) calendar days after any party to such dispute has notified the other parties to such dispute in writing of such controversy, dispute or claim, shall be submitted for arbitration in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in Lexington, Kentucky.

         11.2 Selection of Arbitrators. Each party to such dispute shall select one (1) arbitrator (who shall not be counsel for such Party), and the arbitrators so designated shall select one (1) additional arbitrator (or two (2) additional arbitrators, if necessary, to constitute an odd number of total arbitrators). If any party to such dispute shall fail to designate an arbitrator within seven (7) calendar days after arbitration is requested, or if the designated arbitrators shall fail to select any additional arbitrator(s) within fourteen (14) calendar days after arbitration is requested, then such arbitrator(s) shall be selected by the American Arbitration Association or any successor thereto upon application of any party to such dispute. Judgment upon any award of the majority of arbitrators shall be binding and shall be entered in a court of competent jurisdiction. Subject to the provisions in this Agreement, including but not limited to Section 12.13, the award of the arbitrators may grant any relief which a court of general jurisdiction has the authority to grant, including, without limitation, award of damages and/or injunctive relief, and shall assess, in addition, the cost of the arbitration, including the reasonable fees of the arbitrators, reasonable attorneys' fees and costs of all prevailing parties, against any non-prevailing parties.

         11.3 Temporary Injunctive Relief. Nothing herein contained shall bar the right of any Party to seek and obtain temporary injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, pending completion of the arbitration, and the prevailing Party therein shall be entitled to an award of its reasonable attorneys' fees and costs.

         11.4 Arbitration Rules. All disputes and claims shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect on the date hereof, except that such Rules shall be modified by this Agreement.

         11.5 Arbitration Proceedings. All arbitral proceedings arising under, or in connection with, this Agreement shall be governed by the Federal Rules of Civil Procedure. Notwithstanding the previous sentence, the arbitrators' award shall be made no later than ninety (90) days after their appointment. Subject to the Parties' right to be treated fairly, the arbitrators may shorten the periods of time otherwise applicable to the arbitral proceedings under the Rules or the Federal Rules of Civil Procedure to permit the award to be made within the time limitation set forth in the previous sentence.

                                   Article 12
                                  Miscellaneous

         12.1 Notices. All notices under this Agreement ("Notices") shall be given to the Parties at the following addresses (i) by personal delivery; (ii) by facsimile transmission; (iii) by registered or certified mail, postage prepaid, return receipt requested; or (iv) by nationally recognized overnight or other express courier services:

                  (a)      If to the Company:

                           AEI Holding Company, Inc.
                           1500 North Big Run Road
                           Ashland, Kentucky  41102
                           Attn:  Larry Addington
                           Telephone No.:  (606) 928-3433
                           Telecopier No.:  (606) 928-0450

                  (b)      If to AEI:

                           Addington Enterprises, Inc.
                           1500 North Big Run Road
                           Ashland, Kentucky  41102
                           Attn:  Larry Addington
                           Telephone No.:  (606) 928-3433
                           Telecopier No.:  (606) 928-0450

                  (c)      If to Addington:

                           Larry Addington
                           1500 North Big Run Road
                           Ashland, Kentucky  41102
                           Telephone No.:  (606) 928-3433
                           Telecopier No.:  (606) 928-0450

                  (d)      If to Sergent:

                           Harold Sergent
                           1500 North Big Run Road
                           Ashland, Kentucky  41102
                           Telephone No.:  (606) 928-3433
                           Telecopier No.:  (606) 928-0450

All Notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours of the recipient, and if not delivered during such normal business hours, on the next Business Day following delivery; (ii) if by facsimile transmission, on the next Business Day following dispatch of such facsimile; (iii) if by courier service, on the third (3rd) Business Day after dispatch thereof; and (iv) if by mail, on the fifth (5th) Business Day after dispatch thereof. Any Party may change its address by Notice to all other Parties.

         12.2 Waivers. No waiver or failure to insist upon strict compliance with any obligation, covenant, agreement or condition of this Agreement shall operate as a waiver of, or an estoppel with respect to, any subsequent or other failure.

         12.3 Expenses. Each Party shall assume its respective expenses incurred in connection with the transactions contemplated by this Agreement.

         12.4 Headings. The headings in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

         12.5 Annexes and Schedules. The Annexes and Schedules to this Agreement are incorporated herein by reference and expressly made a part hereof.

         12.6 Entire Agreement. All prior negotiations and agreements by and among the Parties hereto with respect to the subject matter hereof are superseded by this Agreement, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth herein or on an Annex or Schedule delivered in connection herewith. No extension, change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the Party against whom enforcement is sought.

         12.7 Representations and Warranties, Etc. The representations and warranties of each Party contained herein shall not be deemed to be waived or otherwise affected by any investigation made by any other Party hereto.

         12.8 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Kentucky. Subject to Article 11, each Party agrees that any action brought in connection with this Agreement against another shall be filed and heard in Fayette County, Kentucky, and each Party hereby submits to the jurisdiction of the Circuit Court of Fayette County, Kentucky, and the U.S. District Court for the Eastern District of Kentucky, Lexington Division.

         12.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         12.10 Severability. If any provision of this Agreement or its application will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

         12.11 Benefit and Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the Company, AEI, Addington and Sergent, and each of their respective successors and assigns; provided, however, that no Party to this Agreement shall assign his or its rights or obligations hereunder without the express written consent of the other Parties, which consent shall not be unreasonably withheld.

         12.12 Specific Performance. Subject to Article 11, each Party shall be entitled to specific performance, injunctive relief and other equitable relief for breaches of any other Party's covenants and agreements, and such relief may be awarded by the arbitrators pursuant to Article 11. Therefore, it is agreed that no Party will, in any action to enforce this Agreement, assert that there is an adequate remedy at law for the default on which such action or proceeding is based.

         12.13 No Consequential Damages. Except as prohibited by law, each Party waives any right it may have to claim or recover any special, exemplary, punitive or consequential damages, or any damages other than, or in addition to, actual damages.

         12.14 Further Assurances. From time to time at another Party's request and without further consideration, a Party shall execute and deliver such further instruments of conveyance, assignment and transfer, and take such other actions as the requesting Party may reasonably request, in order to more effectively convey and transfer any of the Acquired Assets. In addition, any monies collected by a Party which are due and payable to another Party will be promptly remitted to such Party upon receipt thereof.

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.



THE COMPANY:                          AEI HOLDING COMPANY, INC.


                                      By:      /s/ Don Brown
                                               ----------------------------
                                               Don Brown, President

                                      Date:    October 20, 1997



AEI:                                  ADDINGTON ENTERPRISES, INC.


                                      By:      /s/ Don Brown
                                               ----------------------------
                                               Don Brown, President

                                      Date:    October 20, 1997


ADDINGTON:                            /s/ LARRY ADDINGTON
                                      ----------------------------
                                      LARRY ADDINGTON

                                      Date:    October 20, 1997



SERGENT:                              /s/ HAROLD SERGENT
                                      ----------------------------
                                      HAROLD SERGENT

                                      Date:    October 20, 1997

                          LIST OF ANNEXES AND SCHEDULES



Annexes
-------

1.1(o)   Form of Manufacture, Service, Use and License Agreement




Schedules
---------

2.1(a)(1) Equipment Inventory and Land Retained by AEI

2.1(a)(2) Contracts Retained by AEI

2.1(a)(3) General Intangibles Retained by AEI

2.3       Liabilities Retained by AEI

                               SCHEDULE 2.1(A)(1)

                  EQUIPMENT, INVENTORY AND LAND RETAINED BY AEI


A. EQUIPMENT

   UNIT NO.     DESCRIPTION                        SERIAL NO.                  LOCATION @ 10/17/97
----------------------------------------------------------------------------------------------------

SCRAPERS
   0890         Cat 631                            24W2502                     Idle Equipment

DOZERS
   M1021        Cat D9L                            14Y02942                    Martiki Coal Company
   1993         Cat D4C                            1RJ01399                    Idle Equipment

LOADERS/FORKLIFTS
   2470         Cat 988B                           50W699                      Martiki Coal Company
   2902-1       Balderson Pinion Fork              W06445                      Idle Equipment
   2901         Cat 988B                           50W08165                    Job #17 South - HWM#12
   2902         Komatsu WA600                      10164                       Idle Equipment
   2906         Hyster H50F                                                    MMI Shop
   2907         John Deere 480-BD                  233274T                     MT Fab Shop
   2908         Champ 350-HLDS                     CC746382                    MMI Shop
   2909         Yale GLP-080                       P334741                     MT Fab Shop
   2913         Cat GP30G                          7AM00289                    MMI Shop
   2915         Cat GP30                           7AM01784                    MT Car Shop
   2940-1       Balderson F988 Forks                                           MMI Shop
   2940         Cat 988B                           50W06757                    MMI Shop
   2945         Case 580, Fork Lift                900579                      Idle Equipment
   2990         Cat 966C                           76J13647                    MT Fab Shop
   2992-1       Cat 966C                           76J11314                    MT Car Shop
   2991         Cat 966C                           76J12357                    MMI Shop
   2992         Cat 966C                           76J11314                    MT Car Shop
   2993         Cat V80D                           37W07908                    MT Car Shop
   M2995        Cat 988B                           50W08647                    Patterson Mtn. HWM #13
   2998         Cat 988B                           50W09278                    Job #17 South - HWM#14

DRILL
   4700         Ingersoll Rand LME 500C               T52054                      Equipment Rental - AEI
HEAVY TRUCKS
   8603         Ford F700 Mechanic Truck              1FDNK74N5DVA19565           Idle Equipment
   8609-1       Lincoln 225 Amp Welder                A1160259                    MMI Shop
   8609         Chevrolet C70 Mechanic Truck          1GBK7D1G1HV107293           Indiana
   8612-1       Quincy Air Compressor                 325 FBT KOHLER              MT Fab Shop
   8612         Ford K646 Mechanic Truck              1FDNK64N3FVA64517           MT Fab Shop
   8703         Mack Boom Truck                       1M2B128C2GA012179           MMI Shop
   8751         White Truck                           BT004HA730540               Idle Equipment
   8752         Mack DM685S, Water Truck              1M2B120C3BA050475           Ikerd Bandy HWM
   8806         Mack RD866SX                          1M2P156C5DA001019           Idle Equipment
   8829         Mack DM886SX                          DM886SX1992                 Idle Equipment
   8603-1       Miller Big 40 Welder                  KE754420                    Idle Equipment

CRANES
   11002        Galion 125KCID Crane                  1241272                     Idle Equipment
   11003        Grove AP308                           72162                       Idle Equipment
   11004        Grove AP308                           73380                       Idle Equipment
   11005        Grove AP308                           72170                       Idle Equipment

TRUCKS & AUTOMOBILES
   14005        Chevrolet K-2500                      305729                      General & Administrative-AEI
   14012        Chevrolet K10 - 4X4                   1GCDK14K9KZ253894           MT Fab Shop
   14023        Chevrolet C-1500                      1GCEK14K5NZ239385           Martiki Coal Company
   14029        Chevrolet K-2500                      2GCFK29K5R1246340           MT Car Shop
   14039        Chevrolet Tahoe, 4x4                  3GNEK18R5TG165185           MT Car Shop
   14053        Chevrolet Tahoe                       3GNEK18R4VG129281           Job #17 South - HWM#12
   14234        Chevrolet 1 Ton                       1GBJC34KOLE197420           Operations Management - MT
   14360        Ford Bronco - 4X4                     AFMEU15N6KLA41265           Engineering/Exploration - MT
   14602        Chevrolet Van                         1GAGC35K5L7132097           MT Car Shop
   14608        Chevrolet K-1500                      1GCEK19R4TE167167           Operations Management - MT
   14898        1993 Chevrolet K20 Suburban           1GNGK26N4PJ340948           General & Administrative-AEI
   14891        1993 Chevrolet Blazer 4X4             1GNEK18K3PJ312451           General & Administrative-AEI
   14897        Chevrolet K250                        1GCGK24K7PE106166           MT Fab Shop

LOWBOY TRUCKS
   16303        Kenworth W-800                        146478S                     MMI Shop
   16304        Mack RD821SX                          1M2P154C2FA001078           MMI Shop
   16307-1      Kenworth W-900                        2XKWD80XXMM560984           MMI Shop
   16307        Kenworth W-900                        2XKWDB0XXMM560984           MMI Shop

LOWBOY TRAILERS
   16504        Fruhaul 2 Axle Drop Deck Trailer      14334                       MMI Shop

   16507-1      Talb Axle                             40FA00923J1007302           MMI Shop
   16506        Birmingham 50 Ton Trailer             1L74S4836KAB01497           MMI Shop
   16507        Talb WK615                            40FWK615XJ1007301           MMI Shop
   16508        2 Axle Trailer                        102ASF2144                  MMI Shop
   16509        Rogers 60 Ton Trailer                 18337                       MMI Shop
   16512        Prog Trailer                          B26356                      MMI Shop
   16514        Vulcan Low Boy Trailer                VT280775                    MMI Shop
   16515        Transcraft Flat Bed                   1TTF43208F1026382           MMI Shop
   16516        Hobbs 42' Lowboy Trailer              FHV353905                   MMI Shop
   16517        Great Dane Trailer - 45'-75'          1GRDP9028DM044402           MMI Shop
   16518        Rogers Lowboy                         1RBH46304NAR21655           MMI Shop
   16519        Steerable Dollie Trailer              KYT21404                    MMI Shop
   16520        Great Dane Drop Deck Trailer          1GRDN882XBM002704           MMI Shop
   16521        Clark 48'Drop Deck, Trailer           1CD2L4825SA005141           MMI Shop

PARTS TRAILERS
   16754        Great Dane Parts Trailer              20070                       Ikerd Bandy HWM
   16767        Utility Parts Trailer                 1UYVS2430CT703119           Martiki Coal Company
   16769        Trailmobile Parts Trailer             593688                      Patterson Mtn. HWM #13
   16915        Gindy Parts Trailer                   115474E                     Job #17 South - HWM#14

TRACTORS & FARM EQUIPMENT
   17504        Ford 5610                             BB23601                     Idle Equipment
   17606        Versadrill GT 805                     85027 ASS# 71807            Idle Equipment
   17607        John Deere 4240                       25766W                      Idle Equipment
   17608        256 Bale Buster                       861392                      Cumberland #2 Mine
   17609        Miller 12' Offset Disc                2H14600                     Idle Equipment
   17610        Case 2470                             8853654                     Cumberland #2 Mine
   17611        Kewanee 245 Tandem Disc Harrow        100061                      Cumberland #2 Mine
   17613-1      2512 Bush Hog                         81948                       MMI Shop
   17613        Ford 3930 Tractor                     BC67905                     MMI Shop
   17614        Finn B70                              1622R5                      Idle Equipment
   17615        Versadrill GT                         85020                       Idle Equipment
   17616        256 Bale Buster                       871711                      Idle Equipment
   17617        Massey Ferguson 160 Manure Spreader   1632-164999                 Idle Equipment
   17618        1200 Spreader                                                     Idle Equipment
   17619        Finn 850 Hydroseeder                                              Idle Equipment
   17620        Finn B250D Straw Blower               BN2316                      Cumberland #2 Mine
   17624        660 Hay Rake                                                      Reclamation
   17626        Herd MD1200 Spreader                  NA                          Idle Equipment
   17629        Agrip Rotary Plow                     8351043                     Idle Equipment
   17630        7' Rock Rake                                                      Idle Equipment

   17631        Schulte Rock Picker                    9090273205                  Idle Equipment
   17632        New Holland Roll Baler                 641736                      Idle Equipment
   17634        Electro-Spray Fertilizer Sprayer       002141                      Idle Equipment
   17644        Allis Front End Mower                  3662                        Reclamation
   17645        Herd MD1250C Seeder                    98849                       Idle Equipment
   17651        MD276 6' Bush Hog                                                  MMI Shop
   17652        Blade, Scraper, 8' Bushho                                          MMI Shop
   17653        Radial Arm Dril Geared Head Lathe                                  MT Fab Shop
   17681        Landpride RCP2560 Parallel Mower       14344                       MMI Shop
   17683        Bush Hog 2620                          12-00821                    Idle Equipment

GENERATOR SETS
   19026        Cat 3516 Generator                     25Z02912                    Ikerd Bandy HWM
   19027        Cat 3516 Generator                     25Z03207                    Martiki Coal Company
   19029        Cat 3516 Generator                     25Z02477                    Job #17 South - HWM#8
   19032        Cat 3516 Generator                     25Z04477                    Job #17 South - HWM#14

SHOP EQUIPMENT
   20303        ASNRMA Compressor                      A29842                      MMI Shop
   20304        Miller 250 Amp Welder                                              MMI Shop
   20306        Lincoln DC400 Welder                   AC-751251                   MT Car Shop
   20349        Hobart 580 Welder                      79W509355                   MMI Shop
   20350        Miller Big 40 Welder                   HD708894                    MMI Shop
   20352        Cat Hose Machine & Trailer                                         MMI Shop
   20354        Lincoln Wire Feed                      176969                      MMI Shop
   20356        Crimpmaster Hose Machine                                           MMI Shop
   20358        Lietz Surveying Station                                            MMI Shop
   20359        Lincoln WPG8000 Welder                 A1193757                    MMI Shop
   20364        9020 Magnetic Drill                    90-1390                     MMI Shop
   20366        MC-59 Pipe Bender                      M14821-S                    MT Fab Shop
   20370        Doall Band Saw                         90154460-60-3               MT Fab Shop
   20371        Jig Manufacturi Add Car Weldment       WO 1524                     MT Car Shop
   20372        Wellsaw Band Saw with Coolant Sys      MD8W/1016                   MT Car Shop
   20376        Sabra 1000 Cutting Mach                93-VIS-9015                 MT Fab Shop
   21006-4      FMC 4100 Wheel Balancer                E41AE345                    MMI Shop
   21006-3      FMC 601 BSC Brake Sh                   J21AE100                    MMI Shop
   21006-2      170H BH Heater                         86-2-2                      MMI Shop
   21006        Hawk 1500 Pressure Washer              001808                      MMI Shop
   21203        Transformer                                                        MT Car Shop
   21204        Hydraulic Jig Table                                                MT Car Shop
   21205        Hydraulic Jig Table                                                MT Car Shop

ADDCAR SYSTEMS
   22003        Addcar System #3                       22003-1 to 22003-27         Martiki Coal Company
   22006        Addcar System #6                       22006                       Ikerd Bandy HWM
   22011        Addcar System #11                      011001-011034               Idle HWM Equipment
   22014        Addcar System #14                      22014                       Job #17 South - HWM#8

ADDCAR LAUNCH VEHICLES
   23003        Addcar Launch Vehicle #3               23003                       Martiki Coal Company
   23006        Addcar Launch Vehicle #6               23006                       Ikerd Bandy HWM
   23011        Addcar Launch Vehicle #11              LV011                       Idle HWM Equipment
   23014        Addcar Launch Vehicle #14              LV014                       Job #17 South - HWM#14

HIGHWALL MINER STACKERS
   23503        Addcar Stacker                         PO#177951 WO1182            Idle HWM Equipment
   23504        Mobile Stacker, 48"                    TL04P0182526                Idle HWM Equipment
   23506        Addcar Stacker                         PO#197151 WO1158            Job #17 South - HWM#14
   23511        Addcar Mobile Stacker for HWM#11       TL011                       Idle HWM Equipment
   23512        Addcar Stacker for System #12                                      Martiki Coal Company
   23514        Addcar Stacker                         TL-014                      Ikerd Bandy HWM

CONTINOUS MINERS
   24001        Joy 14CM-1 Miner                       JM1634                      Idle HWM Equipment
   24002        Eimco 2480 Miner                       70880018                    Idle HWM Equipment
   24004        Eimco 2810 Miner                       70880051                    Idle HWM Equipment
   24006        Eimco 2810 Miner                       70880059                    Idle HWM Equipment
   24007        Eimco 2810 Miner                       70880060                    Idle HWM Equipment
   M24014       Joy 14CM15-11CX                        JM4496                      Job #17 South - HWM#12
   24018        Joy 14CM15-HW11CX                      JM4646                      Martiki Coal Company
   24020        Joy 14CM15-11CX                        JM4540                      Ikerd Bandy HWM
   24023        Joy 1410-AA                            JM4756                      Idle HWM Equipment
   24031        Joy 14CM-15                            JM4837                      Idle HWM Equipment
   24033        Joy 14CM_15                            JM4838                      Job #17 South - HWM#14

HIGHWALL MINER DOLLIES
   25006        L. Vehicle Carry Dollies                                           Idle HWM Equipment
   25007        Tandem Dollie                                                      Martiki Coal Company
   25010        Small Pull Dollie                                                  Martiki Coal Company
   25012        5 Ton Dollie                           233                         Job #17 South - HWM#14
   25015        10 Ton Dollie, 14X24                   22412428                    Idle HWM Equipment
   25016        Large Pull Dollie - 68 Co              22011023                    Idle HWM Equipment
   25017        Large Pull Dollie - 70 Co              22413131                    Idle HWM Equipment
   25018        Large Pull Dollie with To              1009                        Idle HWM Equipment

   25019        Large Pull Dollie with To              1210                        Idle HWM Equipment
   25020        Large Pull Dollie with To              22011017                    Idle HWM Equipment
   25023        Jeep Dollie                            6463 & 956                  Job #17 South - HWM#14
   25027        Jeep Dollie                            16945                       Job #17 South - HWM#14
   25028        Tandem Dolly, 10T                                                  Ikerd Bandy HWM
   25029        11:00X20 Dollie                                                    Idle HWM Equipment
   25030        11:00X20 Dollie                                                    Idle HWM Equipment
   25031        11:00X20 Dollie                                                    Idle HWM Equipment
   25033        10 Ton Dollie                                                      Martiki Coal Company
   25037        5 Ton Dollie                                                       Martiki Coal Company
   25039        5 Ton Dollie                                                       Idle HWM Equipment
   25049        11:00 X 20 Tandem Dollie               17414                       Job #17 South - HWM#14
   25055        11 X 20 5 Ton Dollie                   33666                       Ikerd Bandy HWM
   25057        11 X 20 5 Ton Dollie                   XM211                       Idle HWM Equipment
   25061        14 X 24 10 Ton Dollie                  075                         Idle HWM Equipment

WATER TANKS
   26003-P      Water Tank                                                         Martiki Coal Company
   26003        Water Tank                                                         Job #17 South - HWM#14
   26007        Great Dane Water Tank                  HT924223                    Idle HWM Equipment
   26008        71 HL Water Tanker                     922644                      Ikerd Bandy HWM

CONVEYORS SYSTEMS
   27003        74 X 22 Transfer Conveyor                                          Idle Equipment
   27005        Overland Conveyor                                                  Idle Equipment
   27006        Overland Conveyor                                                  Idle Equipment
   27007        Overland Conveyor                                                  Idle Equipment
   27008        Overland Conveyor                                                  Idle Equipment
   27009        Overland Conveyor                                                  Idle Equipment
   27010        Conveyors                                                          Idle Equipment

MISCELLANEOUS HIGHWALL MINER EQUIPMENT
   28003        Sullair Air Compressor                 004-1002799                 Idle Equipment
   28005        Sullair 1600DPQCAT                     105278                      Idle Equipment
   28007        Addcar Test Car                                                    Patterson Mtn. HWM #13
   31005        Steam Jennie                                                       MT Car Shop

MISCELLANEOUS
   N/A          Herd 750 Seed Sower                    81948                       MMI Shop

B. ALL CAR SHOP INVENTORY, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING ITEMS (AS ADJUSTED TO THE CLOSING DATE)


   QUANTITY                             DESCRIPTION                  PART #                     UNIT COST                 TOTAL
   -----------------------------------------------------------------------------------------------------------------------------
   21     Electrical Boxes - From WO #242 (used)                                                $ 6,980                 $146,574
   2      Electrical Boxes (used)                                                                 6,980                   13,959
   10     Electrical Boxes (new)                                                                  6,980                   69,797
   1      Conn. Box                                                  017-1000                     2,002                    2,002
   2      Skid Cyl.                                                  203-0033                     7,857                   15,714
   1      Bean Pump Assm.                                                                         4,000                    4,000
   1      Pusher Cyl.                                                203-0034                     6,311                    6,311
   1      100 HP Motor                                               241-0004                     5,000                    5,000
   2      40 HP Stacker Motor                                        501-0043                     3,500                    7,000
   2      Transformer                                                601564-79                    7,306                   14,612
   2      Stab Cylinder                                              016-0002                       700                    1,400
   1      200 HP Motor                                               203-1193                     4,235                    4,235
   1      L.H. Gear Pot                                              012-0003                    23,000                   23,000
   1      R.H. Gear Pot                                              012-0002                    23,000                   23,000
   1      Lift Cylinder                                                                           5,800                    5,800
   18     Roller Head Pulley 10" X 51" 3 15/16" X 5'1 3/4" Shaft     391-0003                       753                   13,545
   18     Roller 10" X 51 " 2 15/16" X 5' 6 1/2" Shaft               391-0007                       540                    9,720
   1      Roller                                                     361-0002                     1,610                    1,610
   9      Roller 8" X 51" 2 15/16" X 5' Shaft                        391-0005                       775                    6,975
   15     Roller 10" X 51" 3 7/16" X 6' 6 12" Shaft                  391-0001                       708                   10,624
   4      Old Styler Roller Box                                      202-1075                     5,000                   20,000
   15     Driver Rollers                                                                          1,943                   29,148
   28     10:1 Speed Reducer - From WO #242                          391-0013                     2,470                   69,164
   16     10:1 Speed Reducer                                         391-0013                     4,868                   77,891
   28     30 HP Motor                                                391-0012                     2,402                   67,260
   26     30 HP Motor                                                391-0012                     3,022                   78,578
   1      150 HP Motor                                               017-0001                    18,500                   18,500
   2      350 HP A-C Motor                                           017-0000                    38,500                   77,000
   2      50 HP EIMCO Motor                                          017-0002                    19,019                   38,038
   2      Cutter Head                                                011-0000                    48,800                   97,600
   129    4" X 33" Roller                                            1048                            37                    4,809
   208    5" X 33" Roller                                            1010                            40                    8,382
   492    5" X 15" Roller                                            1009                            27                   13,151
   48     5" X 33" Impact Roller                                                                    110                    5,294
   810    4" X 15" Roller                                            1049                            25                   20,120
   47     4" X 30" Roller                                            1008                            36                    1,715
   106    4" X 30" Impact Roller                                     1047                           104                   11,011
   2      Hog Gathering Arms                                                                      2,000                    4,000

   12     Used 10" X 63" Lagged Pulley                                                              624                    7,488
   100    1/4" X 2" X 20' Tube Steel                                                                 52                    5,220
   13     40 per ft 12" X 16" X 23' Tube Steel                                                      920                   11,960
   2      Mukker Stacker Cyl.                                                                     1,000                    2,000
   1      Shear Jack Cyl.                                            016-0000                     3,985                    3,985
   2      Planetary                                                  520514552                    8,800                   17,600
   4      Used Motorized Head Pulley                                                              3,000                   12,000
   2      Starter Box                                                604-0224                     6,673                   13,346
   1      Shear Jack Cylinder                                        016-0025                     4,255                    4,255
   1      Siemens 100 HP Motor                                                                    8,000                    8,000
   1      Lincoln 100 HP Motor                                                                    5,000                    5,000
   1      Fork Carriage                                                                           8,550                    8,550
   2      Jeamar Capstan Electric Winch                                                          12,052                   24,104
   4      Edge                                                       4T6590                         169                      677
   1      Edge                                                       4T6589                         325                      325
   1      Edge                                                       140762                         274                      274
   2      Edge                                                       4T6511                         179                      359
   3      Tooth                                                      9W8552                          72                      217
   6      Tooth                                                      9W8559                          64                      384
   2      Tooth                                                      9W8452                          44                       89
   1      Tooth                                                      9W8451                          47                       47
   1      Shank                                                      7T8454                         159                      159
   1      Protector                                                  9W8365                         286                      286
   8      Tooth                                                      1U3351                          26                      206
   2      Tooth                                                      9W8459                          44                       88
   1      Edge                                                       7T4689                         395                      395
   1      Edge                                                       3G8281                         248                      248
   1      Edge                                                       4J8723                         178                      178
   1      Edge                                                       3G8292                         181                      181
   1      Edge                                                       4T6672                          48                       48
   1      Edge                                                       3G8282                         248                      248
   10     Segment                                                    6Y2931                          60                      604
   1      Bracket                                                    8J9011                       1,351                    1,351
   1      Edge                                                       3G8290                         219                      219
   3      Edge                                                       5J3101                         503                    1,509
   2      Bracket                                                    3S3228                          43                       85
   33     12" x 20" x 6' Tube                                                                       291                    9,613
   3      333 KVA Transformer                                                                     1,500                    4,500
   3      100 KVA Transformer                                                                     1,000                    3,000
   1      25 KVA Transformer                                                                        400                      400
   2      6" x 12" x 17' Beam                                                                       133                      265
   2      6" x 10" x 19' Beam                                                                       125                      251

   4      6" x 10" x 9' Beam                                                                         59                      238
   1      10" x 20' Channel                                                                          92                       92
   1      8" x 20' Channel                                                                           60                       60
   1      10" x 11" x 13' x 1" Beam                                                                 343                      343
   2      1/2" x 6" x 6" x 40' Beam                                                                 300                      600
   1      32" DM45 Bit Sub                                                                          495                      495
   1      DM45 Top Sub                                                                              495                      495
   4      Falk Enclosed Gear Drive                                   3507J-14                     8,233                   32,931
   2      Rex Bearing                                                ZF5407Y                      1,123                    2,246
   1      Falk  Coupling Sleeve                                      1150T10                        594                      594
   10     Segment                                                    1026686                        186                    1,860
   4      DM45 Top Sub                                                                              495                    1,980
   1      GD35 6' Bottom Sub                                                                        783                      783
   3      DM45 Bot Sub to Wear Plate                                                                641                    1,923
   2      Plate                                                      9V5793                         103                      205
   1      Edge                                                       4T6760                         183                      183
   3      Edge                                                       9W5432                         174                      523
                                                                                                                      ----------

                                                                                                                      $1,221,806

C. ALL FAB SHOP INVENTORY, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING ITEMS (AS ADJUSTED TO THE CLOSING DATE)



   QUANTITY                             DESCRIPTION                   PART #           UNIT COST                    TOTAL
   -----------------------------------------------------------------------------------------------------------------------

   1      Joy 1415 Complete Cutter Head Assembly                                        $175,000                 $175,000
   5      Rex 3 15/16" Bearing                                                               423                    2,113
   1      Rex 1 15/16" Bearing                                                               149                      149
   1      Dodge 3 15/16" Bearing                                                             588                      588
   1      18" Take Up Frame                                                                  377                      377
   2      Rex 2 7/16" Bearing                                                                170                      339
   1      400 Watt Floodlight                                                                250                      250
   1      Cross Pump Filter                                                                   41                       41
   1      4 7/16" Falk Bushing                                                               328                      328
   10     Dodge 3 15/16" Bushing                                                             177                    1,775
   2      Dodge 4 7/16" Bushing                                                              186                      373
   2      5th Wheel Plate                                                                     53                      106
   4      Water Reel Swivel                                                                  149                      598
   2      Skid Clevis Pin                                                                    135                      270
   3      Prop Clevis Pin                                                                     65                      195
   2      Prop Clevis Rod End                                                                625                    1,250
   4      Lift Column Rod End                                                                525                    2,100
   10     Ft 160 Roller Chain                                                                 28                      279
   40     Ft 140 Roller Chain                                                                 14                      560

   20     Ft 80 Roller Chain                                                                  15                      293
   10     Ft 60 Roller Chain                                                                  14                      139
   2      140 Sprocket                                                                       138                      276
   2      160 Sprocket                                                                       146                      291
   2      BS24 1 1/14" Sprocket                                                               17                       34
   2      Water Regulator                                                                    160                      320
   1      Goodyear Belt                                                                      305                      305
   3      Goodyear Belt                                                                      237                      712
   2      Gates Belt                                                                         602                    1,204
   4      Gates Belt                                                                         343                    1,373
   1      Gates Belt                                                                         360                      360
   1      Blast Sheild Cylinder                                                              340                      340
   1      ISR Relay                                                                          215                      215
   1      Tail Roller                                                                        472                      472
   0      Keeper for Boom                                                                    133                        0
   1      Demultiplexer                                                                    5,864                    5,864
   2      Insulator Overload                                                               1,562                    3,124
   3      Thermal Overload Relay                                                              43                      128
   2      Cat Seal                                                                           566                    1,132
   1      Ring Carrier                                                                       740                      740
   0      Pinion Output Shaft                                                              1,437                        0
   50     1 1/2" Hose                                                                         12                      604
   50     1" Hose                                                                              5                      254
   50     3/4" Hose                                                                            3                      162
   100    1/2" Hose                                                                            4                      357
   50     3/8" Hose                                                                            3                      163
   2,400  Ft 4/0 Used Cable                                                                    6                   13,200
   60     66" Belting                                                                         20                    1,200
   30     72" Belting                                                                         18                      540
   150    72" X 3/4" Belting                                                                  25                    3,750
   5      Sections Catwald                                                                   300                    1,500
   1      Westinghouse 100 HP Motor                                                        2,800                    2,800
   25     5" X 30" Impact Roller                                                             130                    3,250
   74     5" X 11" Impact Roller                                                              66                    4,884
   14     4" X 33" Impact Roller                                                             100                    1,400
   14     5" X 57" Roller                                                                     60                      840
   4      1" X 8' X 20' Plate M.S.                                                         1,595                    6,380
   1      3/4" X 8' X 20 Plate M.S.                                                        1,238                    1,238
   2      1/2" X 8' X 20' Plate M.S.                                                         800                    1,600
   1      1/4" X 8' X 20' Plate M.S.                                                         460                      460
   2      3/8" X 8' X 20' Plate M.S.                                                         599                    1,198
   1      1 1/4" X 8' X 20' Plate T-1                                                      3,100                    3,100

   1      1 1/2" X 8' X 20' Plate M.S.                                                     2,400                    2,400
   1      1 1/2" X 8' X 17' Plate G.R.50                                                   2,000                    2,000
   1      3/4" x 8' x 20' 400 Plate                                                        1,400                    1,400
   8      3/8" X 5" X 5" X 40' Tube                                                          435                    3,478
   17     2" X 4" X 20' Bar                                                                  169                    2,873
   7      1 1/2" X 24" X 20' Plate T-1                                                       850                    5,950
   4      1 1/2" X 18" X 20' Plate T-1                                                       650                    2,600
   5      1 1/2" X 24" X 20' Plate T-1                                                       425                    2,125
   6      245 X 106 X 65'                                                                  2,300                   13,800
   1      245 X 106 X 60'                                                                  2,100                    2,100
   2      24 X 131 X 60'                                                                   2,800                    5,600
   4      14 X 48 X 60'                                                                    8,000                   32,000
   2,400  2/0 3 Cond 5000 Volt Cable                                                          13                   31,200
   2,000  2/0 3 Cond 2 KV Cable                                                               14                   28,280
   7      1" X 125' Wire Rope                                                                750                    5,250
   3      10" X 40' Tube                                                                   1,027                    3,080
                                                                                                -------------------------

                                                                                                                 $397,027

D. ALL IKERD-BANDY INVENTORY, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING ITEMS (AS ADJUSTED TO THE CLOSING DATE)


   QUANTITY             DESCRIPTION                  PART #                           UNIT COST                 TOTAL
   --------------------------------------------------------------------------------------------------------------------

   1        DC CONTACTOR                           601525-8                           $   750                  $   750
   1        DEMULTIPLEXOR                          601843-86                            6,221                    6,221
   6        FH28 HEATER STRIP                      601547-28                                8                       45
   6        FH47 HEATER STRIP                      601547-47                                8                       45
   6        FH71 HEATER STRIP                      601547-71                                8                       45
   6        FH75 HEATER STRIP                      601547-75                                8                       45
   6        FH80 HEATER STRIP                      601547-80                                8                       45
   6        FH93 HEATER STRIP                      601547-93                                8                       45
   6        FUSE                                   600014-102                               3                       16
   1        OVERLOAD                               601866-2021                          1,665                    1,665
   3        OVERLOAD BASE                          601548-75                               44                      132
   1        OVERLOAD BASE                          601548-44                              115                      115
   1        POWER SUPPLY                           601566-10                            1,290                    1,290
   1        RECEIVER                               601843-135                           3,022                    3,022
   1        ANTENNA                                601843-123                              63                       63
   1        SOLENOID ASSEMBLY                      570553-2                               485                      485
   1        STARTER                                601878-21                            1,046                    1,046
   1        TRANSMITTER                            601843-136                           3,182                    3,182
   1        CABLE                                  601843-34                              177                      177

   2        CLAMP                                  1564315-9                              113                      226
   2        CLAMP                                  902224-106                               1                        1
   1        HYD. PUMP                              506227-28                              926                      926
   2        SHEAR LOAD LOCK                        534613-23                              225                      450
   2        O-RING                                 910660-273                               2                        4
   2        O-RING                                 910660-138                               0                        1
   2        O-RING                                 910659-220                               1                        2
   2        O-RING                                 910659-447                              14                       29
   2        O-RING                                 910659-226                               3                        7
   2        O-RING                                 910660-244                               0                        1
   2        O-RING                                 910660-437                               2                        3
   2        PIN                                    1069434-205                            534                    1,068
   2        PIN                                    1069432-334                             12                       24
   2        PIN                                    1069432-513                             73                      145
   1        TAIL ROLLER                            531840-4                               523                      523
   2        1/4" PLUG                              901924-3                                 0                        1
   2        SPRING PIN                             904685-152                               1                        1
   1        SLIDE SPRING                           1069585-83                             114                      114
   2        CONVEYOR SHAFT                         1069528-490                            305                      610
   1        CAP                                    1122770-1                              105                      105
   1        SNAP RING                              905362-250                               4                        4
   1        PLUG                                   1069452-31                               9                        9
   1        PLUG                                   906512-168                               1                        1
   1        CAP                                    3069141-63                              64                       64
   1        SNAP RING                              905478-425                               9                        9
   1        PLUG                                   480228                                   6                        6
   1        SNAP RING                              902109-225                               1                        1
   2        PIN                                    1451909                                 14                       28
   2        DOWEL PIN                              1451476-1                                1                        2
   4        SHIM                                   1069533-373                              7                       29
   4        SHIM                                   1069533-374                              8                       32
   4        SHIM                                   1069533-375                              8                       32
   1        VALVE                                  531872-1                               430                      430
   12       NOZZLE                                 1566237-6                                8                       98
   4        PIG EYE 3/8"                           902140-1                                 7                       29
   4        PIG EYE 1/2"                           902140-2                                 5                       20
   4        PIG EYE 3/4"                           902140-3                                 9                       37
   4        PLUG 1/8"                              901924-2                                 0                        1
   4        PLUG 1/4"                              901924-3                                 0                        1
   4        PLUG 3/8"                              901924-4                                 0                        1
   4        PLUG 1/2"                              901924-5                                 0                        1
   4        PLUG 3/4"                              901924-6                                 1                        3


   4        PLUG 1"                                901924-4                                 3                       11
   4        PLUG 1 1/4"                            901924-8                                 5                       18
   2        VENT                                   903458-10                               10                       19
   2        BEARING/HEAD PULLY                     1143                                   319                      639
   2        BEARING/L.V. TAKEUP                    1018                                   588                    1,175
   12       4" X 30" ROLLER                        1008                                    37                      442
   11       4" X 11" ROLLER                        1007                                    22                      244
   5        ZIPPER BOOTS                           1224                                    74                      370
   5        ZIPPER BOOTS                           3424                                    69                      345
   5        ZIPPER BOOTS                           5630                                    78                      388
   1        LOT HYDRAULIC FITTINGS                                                      4,850                    4,850
   1        FILTER                                 2P4005                                   9                        9
   1        FILTER                                 8N2556                                  60                       60
   4        FILTER                                 1R0719                                   5                       19
   6        FILTER                                 4P2839                                  15                       88
   2        FILTER                                 7W5313                                  37                       74
   4        FILTER                                 8N6309                                  59                      237
   10       FILTER                                 1R0718                                   5                       52
   4        FILTER                                 7J0670                                   7                       27
   2        FILTER                                 P181050                                  9                       19
   2        FILTER                                 P550534                                  3                        6
   4        FILTER                                 P552020                                  7                       28
   2        FILTER                                 9M2341                                   2                        5
   50       RG-59 COAX                                                                      0                       10
   50       RG-8 COAX                                                                       1                       71
   10       CONNECTOR                              88-18                                    2                       19
   10       CONNECTOR                              88-2                                     2                       18
   5        CONNECTOR                              CPGD-555                                 2                       12
   2        3 15/16" SPROCKET                      1053                                   139                      277
   2        SUPPORT SKID                           1042                                   535                    1,070
   1        CLEVIS JACK LIFT                       1038                                   525                      525
   2        1 1/4" X 4" POLY-BAR                   1304                                    32                       65
   1        CLEVIS PROP ROLLER                     1081                                   625                      625
   1        PIN PROP CLEVIS                        1082                                    30                       30
   1        SPACER SKID CLEVIS                     1021                                    15                       15
   2        18" FRAME TAKE-UP                      1020                                   377                      754
   4        BEARING/HEAD/DRIVE PULLY               1017                                   225                      899
   2        BEARING/TAIL PUULEY                    1263                                   144                      288
   2        BEARING/WHEEL                          1015                                   215                      431
   2        BEARING/L.V. DRIVE                     1016                                   389                      779
   1        CONTACTOR                              DPCK3035AW                             396                      396
   6        HEATER STRIP                           FH47                                     7                       42

   12       250 MCM BUTT CONNECTOR                                                          2                       20
   12       250 MCM LUGG                                                                    2                       20
   10       FUSE                                   ATM10                                    4                       35
   10       FUSE                                   ATM15                                    4                       35
   10       FUSE                                   ATM30                                    4                       35
   5        3/4 FUSE                               KTK                                      4                       18
   30       #33 TAPE                                                                        3                       82
   20       #27 TAPE                                                                        7                      139
   30       HIGH VOLT TAPE                                                                  8                      230
   30       MHSA TAPE                                                                       1                       26
   20       SHEILDING TAPE                                                                  4                       79
   10       2520 TAPE                                                                      12                      123
   10       140 CHAIN                                                                      22                      219
   4        140 MASTERLINKS                                                                 5                       20
   4        140 1/2 LINKS                                                                  12                       48
   1        2" BALL VALVE                                                                  20                       20
   2        1 1/2" BALL VALVE                                                              13                       27
   2        1 1/4" BALL VALVE                                                              11                       21
   50       1/8" WIRE ROPE                                                                  0                        8
   200      3/8" WIRE ROPE                                                                  0                       48
   1        REGULATOR                              1145511                                641                      641
   2        BULB                                   1M5898                                  10                       20
   4        BULB                                   7H2976                                   3                       12
   5        FILTER                                 P553634                                  6                       31
   2        FILTER                                 P556245                                  3                        6
   2        FILTER                                 612506                                  37                       73
   2        FILTER                                 1R0712                                   7                       13
   2        FILTER                                 612506                                  37                       73
   6        50W MIN. LAMP                          37498-3                                  4                       24
   6        3/4" RIDGID STRAP                      H68                                      0                        1
   4        PLUG CAP                               1510PW                                  11                       45
   4        CONNECTOR BODY                         1610CW                                  16                       65
   6        3/4" GLAND                             A25-3/4 STR                              9                       54
   6        3/4" GLAND                             A26-34 90                                9                       54
   10       1/4" ROPE PACKING                      TS100014                                 1                        6
   10       3/8" ROPE PACKING                      TS100038                                 1                       10
   10       1/2" ROPE PACKING                      TS100012                                 1                       13
   4        PLUG (HEADLIGHT)                       A40                                      7                       26
   12       SPLIT BOLT                             K529                                     9                      111
   75       POWER CABLE                            5KV25HD                                  1                      102
   250      14/3 CABLE                                                                      0                       83
   250      14/3 CABLE                                                                      0                       55

   50       3/4" CONDUIT HOSE                                                               1                       69
   50       1 1/2" CONDUIT HOSE                                                             2                      108
   50       2" CONDUIT HOSE                                                                 3                      150
   24       ELECTRO-KLEEN                                                                   6                      134
   4        20A CONNECTOR                          2410-CW                                 24                       96
   4        20A PLUG CAP                           2310 PW                                 15                       60
   1        400W FLOOD LAMP                                                               195                      195
   1        SLIP FITTER                                                                    19                       19
   2        400W LAMP                              34415-0                                 22                       45
   4        FILTER                                 KM150                                   39                      156
   4        FILTER                                 KM60                                    65                      259
   1        AUX. SWITCH                            458D13                                 114                      114
   1        100 AMP BREAKER                                                               425                      425
   1        800 AMP BREAKER                                                             1,495                    1,495
   1        TRIP UNIT                              2611D75G05                             475                      475
   1        CONTACT AUX.                           J11                                     34                       34
   4        BURLE MONITOR                          TC-1914A                               246                      984
   1        600V PLUNGER TYPE LIMITER              9007-AP221                              54                       54
   1        RELAY                                  A280-120                               269                      269
   3        RELAY                                  AA11P                                   23                       68
   1        RELAY                                  0AR2U110A                               54                       54
   2        2 POSITION SELECTOR                    A779-3                                  64                      128
   1        400 AMP REVERSING SWITCH               D845-5                               1,558                    1,558
   2        TRANSFORMER                            TR15710                                108                      216
   1        SW-LIMIT                               548-11-01                               18                       18
   1        300 AMP COUPLER                        PL30DFC067-A1EX                        210                      210
   1        600 AMP COUPLER                        PL60DFC107-00EX                        432                      432
   2        2.75" BRASS BUSHING                    A2427-002B                              21                       42
   2        2.75" BRASS BUSHING                    A2428-002B                              22                       43
   4        CLIP GROUND CONNECTOR                  A773-002                                 2                        9
   4        CLIP GROUND CONNECTOR                  A773-001                                 2                        9
   1        DUST COVER, 400 AMP                    C1326                                   99                       99
   1        DUST COVER                             C705-001                                74                       74
   1        RECEPTACLE 400 AMP                     C1458-001                              312                      312
   1        PLUG HOUSING                           C2361-2                                491                      491
   3        INSULATOR PIN                          609                                     58                      173
   3        INSULATOR PIN                          B610                                    58                      173
   3        INSULATOR PIN                          610                                     58                      173
   3        INSULATOR PIN                          611                                     58                      173
   1        400 AMP PACKING HOUSING                B1301                                   52                       52
   6        RETAINING RING                         A858                                     0                        3
   6        RETAINING RING                         A649                                     1                        3

   3        FEMALE GROUND PIN                      B462-002                                26                       77
   3        MALE GROUND PIN                        B463A                                   18                       55
   3        FEMALE PILOT PIN                       B614                                    14                       43
   3        MALE PILOT PIN                         B614                                    13                       38
   3        RETAINING PIN                          A3464                                    1                        3
   50       WIRE LOCK SEAL                         A3198                                    0                       21
   2        SPIR-O-LOX RETAINING RING              RR-387-S                                 6                       13
   6        FEMALE POWER PIN                       B613-001                                35                      211
   6        MALE POWER PIN                         B612-001                                26                      154
   1        METHANE MONITOR                        80730559                             1,550                    1,550
   1        CALIBRATION KIT                        80802333                               362                      362
   1        D502 METHAND DISP.                     80860117                             1,800                    1,800
   1        POWER SUPPLY                           80860166                             1,380                    1,380
   1        SMART SENSOR                           80860109                             1,478                    1,478
   1        SENSOR                                 80801459                               296                      296
   1        SPLASH GUARD SENSOR                    80800220                                37                       37
   1        60" BELT                                                                      569                      569
   1        60" BOARD                                                                     778                      778
   10       SPLICE                                 R5-48                                   19                      190
   10       PINS                                   NC-48                                    5                       52
   10       SPLICE                                 R6-60                                   51                      510
   10       PINS                                   NAC-60                                  27                      265
   2        RIVETS                                 SRB                                    187                      373
   2        RIVETS                                 SRC                                    197                      393
   1        MISC. MEDICAL SUPPLIES                                                      2,585                    2,585
   3        BOX CAMERA                             1012                                   535                    1,605
   2        RING RETAINING LENS                    1014                                    70                      140
   1        ROTART JOINT                           1091                                   149                      149
   2        LENS CAMERA BOX                        1013                                    20                       40
   2        CAMERA B/W 35MM                        1005                                   376                      752
   1        5000 WATT GENERATOR                    3MK73                                  599                      599
   1        POLY CHAIN BELT                        14M-1960-68                            239                      239
   1        HTD BELT                               3360-14M-115                           417                      417
   600      CUTTER BITS                            26007542                                 5                    2,970
                                                                                             -------------------------

                                                                                                               $71,520

E. ALL MARTIKI INVENTORY, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING ITEMS (AS ADJUSTED TO THE CLOSING DATE)


   QUANTITY                        DESCRIPTION               PART #                        UNIT COST                    TOTAL
   ---------------------------------------------------------------------------------------------------------------------------

   1            DC CONTACTOR                                 601525-8                      $     750                  $   750
   1            DEMULTIPLEXOR                                601843-86                         6,221                    6,221
   6            FH28 HEATER STRIP                            601547-28                             8                       45
   6            FH47 HEATER STRIP                            601547-47                             8                       45
   6            FH71 HEATER STRIP                            601547-71                             8                       45
   6            FH75 HEATER STRIP                            601547-75                             8                       45
   6            FH80 HEATER STRIP                            601547-80                             8                       45
   6            FH93 HEATER STRIP                            601547-93                             8                       45
   6            FUSE                                         600014-102                            3                       16
   1            OVERLOAD                                     601866-2021                       1,665                    1,665
   3            OVERLOAD BASE                                601548-75                            44                      132
   1            OVERLOAD BASE                                601548-44                           115                      115
   1            POWER SUPPLY                                 601566-10                         1,290                    1,290
   1            RECEIVER                                     601843-135                        3,022                    3,022
   1            ANTENNA                                      601843-123                           63                       63
   1            SOLENOID ASSEMBLY                            570553-2                            485                      485
   1            STARTER                                      601878-21                         1,046                    1,046
   1            TRANSMITTER                                  601843-136                        3,182                    3,182
   1            CABLE                                        601843-34                           177                      177
   2            CLAMP                                        1564315-9                           113                      226
   2            CLAMP                                        902224-106                            1                        1
   1            HYD. PUMP                                    506227-28                           926                      926
   2            SHEAR LOAD LOCK                              534613-23                           225                      450
   2            O-RING                                       910660-273                            2                        4
   2            O-RING                                       910660-138                            0                        1
   2            O-RING                                       910659-220                            1                        2
   2            O-RING                                       910659-447                           14                       29
   2            O-RING                                       910659-226                            3                        7
   2            O-RING                                       910660-244                            0                        1
   2            O-RING                                       910660-437                            2                        3
   2            PIN                                          1069434-205                         534                    1,068
   2            PIN                                          1069432-334                          12                       24
   2            PIN                                          1069432-513                          73                      145
   1            TAIL ROLLER                                  531840-4                            523                      523
   2            1/4" PLUG                                    901924-3                              0                        1
   2            SPRING PIN                                   904685-152                            1                        1
   1            SLIDE SPRING                                 1069585-83                          114                      114
   2            CONVEYOR SHAFT                               1069528-490                         305                      610
   1            CAP                                          1122770-1                           105                      105
   1            SNAP RING                                    905362-250                            4                        4
   1            PLUG                                         1069452-31                            9                        9
   1            PLUG                                         906512-168                            1                        1
   1            CAP                                          3069141-63                           64                       64

   1            SNAP RING                                    905478-425                            9                        9
   1            PLUG                                         480228                                6                        6
   1            SNAP RING                                    902109-225                            1                        1
   2            PIN                                          1451909                              14                       28
   2            DOWEL PIN                                    1451476-1                             1                        2
   4            SHIM                                         1069533-373                           7                       29
   4            SHIM                                         1069533-374                           8                       32
   4            SHIM                                         1069533-375                           8                       32
   1            VALVE                                        531872-1                            430                      430
   12           NOZZLE                                       1566237-6                             8                       98
   4            PIG EYE 3/8"                                 902140-1                              7                       29
   4            PIG EYE 1/2"                                 902140-2                              5                       20
   4            PIG EYE 3/4"                                 902140-3                              9                       37
   4            PLUG 1/8"                                    901924-2                              0                        1
   4            PLUG 1/4"                                    901924-3                              0                        1
   4            PLUG 3/8"                                    901924-4                              0                        1
   4            PLUG 1/2"                                    901924-5                              0                        1
   4            PLUG 3/4"                                    901924-6                              1                        3
   4            PLUG 1"                                      901924-4                              3                       11
   4            PLUG 1 1/4"                                  901924-8                              5                       18
   2            VENT                                         903458-10                            10                       19
   2            BEARING/HEAD PULLEY                          1143                                319                      639
   2            BEARING/L.V. TAKEUP                          1018                                588                    1,175
   12           4" X 30" ROLLER                              1008                                 37                      442
   11           4" X 11" ROLLER                              1007                                 22                      244
   5            ZIPPER BOOTS                                 1224                                 74                      370
   5            ZIPPER BOOTS                                 3424                                 69                      345
   5            ZIPPER BOOTS                                 5630                                 78                      388
   1            LOT HYDRAULIC FITTINGS                                                         4,850                    4,850
   1            FILTER                                       2P4005                                9                        9
   1            FILTER                                       8N2556                               60                       60
   4            FILTER                                       1R0719                                5                       19
   6            FILTER                                       4P2839                               15                       88
   2            FILTER                                       7W5313                               37                       74
   4            FILTER                                       8N6309                               59                      237
   10           FILTER                                       1R0718                                5                       52
   4            FILTER                                       7J0670                                7                       27
   2            FILTER                                       P181050                               9                       19
   2            FILTER                                       P550534                               3                        6
   4            FILTER                                       P552020                               7                       28
   2            FILTER                                       9M2341                                2                        5
   50           RG-59 COAX                                                                         0                       10

   50           RG-8 COAX                                                                          1                       71
   10           CONNECTOR                                    88-18                                 2                       19
   10           CONNECTOR                                    88-2                                  2                       18
   5            CONNECTOR                                    CPGD-555                              2                       12
   2            3 15/16 SPROCKET                             1053                                139                      277
   2            SUPPORT SKID                                 1042                                535                    1,070
   1            CLEVIS JACK LIFT                             1038                                525                      525
   2            1 1/4" X 4" POLY-BAR                         1304                                 32                       65
   1            CLEVIS PROP ROLLER                           1081                                625                      625
   1            PIN PROP CLEVIS                              1082                                 30                       30
   1            SPACER SKID CLEVIS                           1021                                 15                       15
   2            18" FRAME TAKE-UP                            1020                                377                      754
   4            BEARING/HEAD/DRIVE PULLEY                    1017                                225                      899
   2            BEARING/TAIL PULLEY                          1263                                144                      288
   2            BEARING/WHEEL                                1015                                215                      431
   2            BEARING/L.V. DRIVE                           1016                                389                      779
   1            CONTACTOR                                    DPCK3035AW                          396                      396
   6            HEATER STRIP                                 FH47                                  7                       42
   12           250 MCM BUTT CONNECTOR                                                             2                       20
   12           250 MCM LUG                                                                        2                       20
   10           FUSE                                         ATM10                                 4                       35
   10           FUSE                                         ATM15                                 4                       35
   10           FUSE                                         ATM30                                 4                       35
   5            3/4 FUSE                                     KTK                                   4                       18
   30           #33 TAPE                                                                           3                       82
   20           #27 TAPE                                                                           7                      139
   30           HIGH VOLT TAPE                                                                     8                      230
   30           MHSA TAPE                                                                          1                       26
   20           SHEILDING TAPE                                                                     4                       79
   10           2520 TAPE                                                                         12                      123
   10           140 CHAIN                                                                         22                      219
   4            140 MASTERLINKS                                                                    5                       20
   4            140 1/2 LINKS                                                                     12                       48
   1            2" BALL VALVE                                                                     20                       20
   2            1 1/2" BALL VALVE                                                                 13                       27
   2            1 1/4" BALL VALVE                                                                 11                       21
   50           1/8" WIRE ROPE                                                                     0                        8
   200          3/8" WIRE ROPE                                                                     0                       48
   1            REGULATOR                                    1145511                             641                      641
   2            BULB                                         1M5898                               10                       20
   4            BULB                                         7H2976                                3                       12
   5            FILTER                                       P553634                               6                       31

   2            FILTER                                       P556245                               3                        6
   2            FILTER                                       612506                               37                       73
   2            FILTER                                       1R0712                                7                       13
   2            FILTER                                       612506                               37                       73
   6            50W MIN. LAMP                                37498-3                               4                       24
   6            3/4" RIDGID STRAP                            H68                                   0                        1
   4            PLUG CAP                                     1510PW                               11                       45
   4            CONNECTOR BODY                               1610CW                               16                       65
   6            3/4" GLAND                                   A25-3/4 STR                           9                       54
   6            3/4" GLAND                                   A26-34 90                             9                       54
   10           1/4" ROPE PACKING                            TS100014                              1                        6
   10           3/8" ROPE PACKING                            TS100038                              1                       10
   10           1/2" ROPE PACKING                            TS100012                              1                       13
   4            PLUG (HEADLIGHT)                             A40                                   7                       26
   12           SPLIT BOLT                                   K529                                  9                      111
   75           POWER CABLE                                  5KV25HD                               1                      102
   250          14/3 CABLE                                                                         0                       83
   250          16/3 CABLE                                                                         0                       55
   50           3/4" CONDUIT HOSE                                                                  1                       69
   50           1 1/2" CONDUIT HOSE                                                                2                      108
   50           2" CONDUIT HOSE                                                                    3                      150
   24           ELECTRO-KLEEN                                                                      6                      134
   4            20A CONNECTOR                                2410-CW                              24                       96
   4            20A PLUG CAP                                 2310PW                               15                       60
   1            400W FLOOD LAMP                                                                  195                      195
   1            SLIP FILTER                                                                       19                       19
   2            400W LAMP                                    34415-0                              22                       45
   4            FILTER                                       KM150                                39                      156
   4            FILTER                                       KM60                                 65                      259
   1            AUX. SWITCH                                  458D13                              114                      114
   1            100 AMP BREAKER                                                                  425                      425
   1            800 AMP BREAKER                                                                1,495                    1,495
   1            TRIP UNIT                                    2611D75G05                          475                      475
   1            CONTACT AUX.                                 J11                                  34                       34
   4            BURLE MONITOR                                TC-1914A                            246                      984
   1            600V PLUNGER TYPE LIMITER                    9007-AP221                           54                       54
   1            RELAY                                        A280-120                            269                      269
   3            RELAY                                        AA11P                                23                       68
   1            RELAY                                        0AR2U110A                            54                       54
   2            2 POSITION SELECTOR                          A779-3                               64                      128
   1            400 AMP REVERSING SWITCH                     D845-5                            1,558                    1,558
   2            TRANSFORMER                                  TR15710                             108                      216

   1            SW-LIMIT                                     548-11-01                            18                       18
   1            300 AMP COUPLER                              PL30DFC67-A1EX                      210                      210
   1            600 AMP COUPLER                              PL60DFC107-00EX                     432                      432
   2            2.75" BRASS BUSHING                          A2427-002B                           21                       42
   2            2.75" BRASS BUSHING                          A2428-002B                           22                       43
   4            CLIP GROUND CONNECTOR                        A773-002                              2                        9
   4            CLIP GROUND CONNECTOR                        A773-001                              2                        9
   1            DUST COVER, 400 AMP                          C1326                                99                       99
   1            DUST COVER                                   C705-001                             74                       74
   1            RECEPTACLE 400 AMP                           C1458-001                           312                      312
   1            PLUG HOUSING                                 C2361-2                             491                      491
   3            INSULATOR PIN                                609                                  58                      173
   3            INSULATOR PIN                                B610                                 58                      173
   3            INSULATOR PIN                                610                                  58                      173
   3            INSULATOR PIN                                611                                  58                      173
   1            400 AMP PACKING HOUSING                      B1301                                52                       52
   6            RETAINING RING                               A858                                  0                        3
   6            RETAINING RING                               A649                                  1                        3
   3            FEMALE GROUND PIN                            B462-002                             26                       77
   3            MALE GROUND PIN                              B463A                                18                       55
   3            FEMALE PILOT PIN                             B614                                 14                       43
   3            MALE PILOT PIN                               B614                                 13                       38
   3            RETAINING PIN                                A3464                                 1                        3
   50           WIRE LOCK SEAL                               A3198                                 0                       21
   2            SPIR-O-LOX RETAINING RINGS                   RR-387-S                              6                       13
   6            FEMALE POWER PIN                             B613-001                             35                      211
   6            MALE POWER PIN                               B612-001                             26                      154
   1            5000 WATT GENERATOR                          3MK73                               599                      599
   1            POLY CHAIN BELT                              14M-1960-68                         239                      239
   1            HTD BELT                                     3360-14M-115                        417                      417
                                                                                                    -------------------------

                                                                                                                      $53,247

F. THE FOLLOWING MISCELLANEOUS INVENTORY (AS ADJUSTED TO THE CLOSING DATE)

   QUANTITY                             DESCRIPTION          PART #                  UNIT COST                    TOTAL
   ---------------------------------------------------------------------------------------------------------------------

   2,630        RG8 COAX                                     1001                      $  0.35                 $    921
   17,400       COAX VIDEO RG-8                              1002                            0                    2,175
   373          COAX 5 CONDUCTOR                             1003                            1                      421
   4            CAMERA B/W 35MM                              1005                          376                    1,504
   6            LENS 8.5 CAMERA                              1006                           88                      528
   4            ROLLER 4"X29-3/4                             1008                           37                      147
   400          CLIP ROLLER                                  1011                            2                      672
   4            BOX CAMERA                                   1012                          535                    2,140
   11           LEN CAMERA BOX                               1013                           20                      220
   3            RING RETAINING LENS                          1014                           70                      210
   4            SPACER SKID CLEVIS                           1021                           15                       60
   4            KEEPER SKID CLEVIS PIN                       1022                            5                       20
   1            VALVE 2 SECTION                              1024                          308                      308
   1            HITCH ASSY. FEMALE                           1025                          880                      880
   1            PULLY WING 10"X57"                           1027                          544                      544
   2            PULLY 11"X69" WING                           1029                          845                    1,690
   1            CYLINDER PROP 8"X228"                        1032                        9,498                    9,498
   1            CYLINDER SKID                                1033                        1,918                    1,918
   1            CYLINDER PROP.                               1034                        6,311                    6,311
   2            PIN PROP.                                    1037                          200                      400
   2            ROD END SKID CYLINDER                        1039                        1,595                    3,190
   10           SPACER BRASS                                 1040                           62                      620
   7            BOX ROLLER N/S                               1041                        1,807                   12,648
   12           ROLLER EX. SHAFT 4"X33"                      1048                           37                      447
   8            ROLLER EX. SHAFT 4"X15-3/4"                  1049                           25                      199
   2            LINK OFFSET 140                              1050                           10                       19
   2            CONNECTING LINK 140 CHAIN                    1051                            4                        9
   10           6.50 X 10.50 TIRES WHEELS                    1054                          260                    2,600
   2            POWER UNIT                                   1056                        6,126                   12,253
   2            PUSHER ASSY.                                 1057                          509                    1,018
   1            FOOT VALVE                                   1061                          294                      294
   1            HANDLES                                      1063                           32                       32
   2            GUARD FOR OVER HEAD HEATERS                  1064                           68                      135
   1            LG. DIAMOND BAR SPOOLING DEVICE              1066                        1,250                    1,250
   2            SM. DIAMOND BAR SPOOLING DEVICE              1067                          545                    1,090
   98           BELTING 28" 2 PLY 3/32 X 3/32                1068                           15                    1,507
   13           GREASE VALVE                                 1070                           14                      180
   4            TAKE-UP JACK                                 1071                           60                      240
   3            POLY CHAIN BELT                              1075                          217                      650
   2            100 AMP VOLT BRAKER                          1078                          225                      450
   1            100 AMP VOLT BRAKER                          1078                          222                      222
   4            30 HP MOTOR                                  1079                        3,348                   13,391
   2            CLEVIS PROP ROLLER                           1081                          625                    1,250
   1            DEUBLIN UNION 3" 1000 PSI                    1083                          425                      425
   1            DENISON MAIN HYD PUMP                        1086                        4,790                    4,790
   1            SPOOLING DEVICE SM. COMPLET                  1087                        1,495                    1,495
   5            ROTARY JOINT                                 1091                          149                      747

   4            CAP ROLLER PROP ASSY.                        1095                          195                      780
   2            CAP ROLLER PROP ASSY.                        1095                          175                      350
   4            SPACER PROP. ROLLER                          1096                           40                      160
   2            SPACER PROP. ROLLER                          1096                           20                       40
   4            ROLLER 8" PROP. ASSY                         1097                          566                    2,265
   3            MONITOR BURLE                                1105                          246                      738
   2            PACKING KIT DEUBLIN UNION                    1106                           34                       68
   3            PLANTARY CASE ASSY.                          1108                        3,600                   10,800
   1            TRANSFER CASE ASSY. R.H.                     1109                        9,200                    9,200
   1            ADAPTOR PLANTARY PLT.                        1110                          630                      630
   2            ADAPTOR PLANTARY PLT.                        1110                          819                    1,637
   1,500        HOSE AIR 3"                                  1123                            6                    9,180
   2            CAP PIN PROP ARM                             1124                           50                      100
   1            SOLONOID POWER UNIT CABLE REEL               1126                          160                      160
   1            PUMP MAIN HYD.P8W                            1128                        2,730                    2,730
   1            POT GEAR-44                                  1129                       16,630                   16,630
   1            POT GEAR-45                                  1130                       16,630                   16,630
   3            COLLER 8" PROP. CYLINDER                     1133                          700                    2,100
   78           COAX CABLE END                               1135                            2                      148
   100          COAX CABLE END                               1136                            2                      180
   3            CONNECTOR RECPT. 250MCM                      1138                          627                    1,880
   20           COAX CABLE CONNECTOR                         1139                            2                       46
   9            CLEVIS SKID CYLINDER                         1140                          685                    6,165
   3            MOTOR 40 HP 324T 1770 RPM                    1150                          340                    1,020
   1            PUMP TYRONE LIFT SKID                        1151                          850                      850
   2            SHAFT TORQUE                                 1153                          163                      325
   2            SHAFT TORQUE                                 1153                          185                      370
   6            TIRE AND WHEEL ASSY.                         1154                          489                    2,932
   4            FILTER PALL 3 MICRON                         1159                          130                      520
   1            CARTRIDGE RELIEF                             1160                           82                       82
   1            CARTRIDGE FIXED FLOW                         1161                           32                       32
   1            PUMP COMMERCIAL PIGGY BACK                   1162                          760                      760
   4            RELAY TIMING                                 1163                           54                      216
   1            COUPLER LOVEJOY COMPLET                      1164                           42                       42
   1            BRACKET DRIVE DOG RETAINER                   1167                           95                       95
   1            MOTOR CABLE REEL                             1169                          314                      314
   2            PUMP HYD.JOY MINER                           1170                          416                      832
   1            PUSHER ROLLER ASSY. COMPLET                  1171                        4,775                    4,775
   1            PUSHER ROLLER ASSY. COMPLET                  1171                        4,775                    4,775
   1            PUSHER ROLLER ASSY. COMPLET                  1171                        4,775                    4,775
   1            MOTOR CROSS CONVEYOR                         1772                          910                      910
   10           PULLY MOTORIZED DRIVE                        1177                        7,083                   70,826

   4            CYLINDER BAT WING SIDE COVER                 1178                          239                      955
   4            BEARING PBE9201-7/16                         1179                           63                      251
   1            SPOOLING DEVICE LG.                          1184                        3,800                    3,800
   1            FILTER CROSS PUMP                            1185                           41                       41
   2            MOTOR CONVYOR JOY                            1187                          952                    1,904
   2            SHAFT MOTOR HWH                              1189                          713                    1,426
   4            CHAIN CONVEYOR HWH                           1190                          506                    2,024
   4            CYLINDER BAT WING HEAD COVER                 1191                          240                      960
   2            CLUTCH KIT REBUILD HWH                       1232                        1,535                    3,070
   1            FLANGE ASSY.INPUT                            1233                          855                      855
   1            PLATE PRUSSURE ASSY.                         1234                          340                      340
   2            Misc Hardware                                1251                            1                        2
   1            REVERSING MECHANISM ASSY                     1255                          975                      975
   2            ROLLER TAIL CONVEYOR HWH                     1256                        1,029                    2,058
   1            COMMERCIAL VALVE DVG35                       1261                        4,591                    4,591
   4            ROLLER PUSHER 10"                            1272                        1,256                    5,024
   1            PUSHER ASSY. 10"                             1274                        4,500                    4,500
   1            MONITOR                                      1275                          246                      246
   11           GASKET CAMERA LENS                           1279                            5                       55
   29           SLEEVE BIT HWH                               1285                           51                    1,467
   1            SLEEVE BIT HWH                               1285                           51                       51
   30           BLOCK BIT W/ SLEEVE                          1286                           88                    2,630
   1            MOTOR HOSE REEL                              1288                          135                      135
   1            DRUMS HWH COMP. SET CUTTER                   1289                       25,937                   25,937
   38           CHAIN CONVEYOR JOY 1415                      1290                          186                    7,066
   6            LINK MASTER 1415                             1291                           32                      189
   6            LINK ROLLER 1415                             1292                           20                      117
   1            TRANSFORMER ISOLATION 3 PH,                  1295                        4,009                    4,009
   1            BUSHING TAPER LOCK 4-7/16"                   1296                          328                      328
   1            BUSHING TAPER LOCK 3-15/16"                  1297                          328                      328
   2            PULLY MOTORIZED DRIVE                        1303                        1,155                    2,310
   2            TRACK BELT ASSY.58 PADS                      1305                       10,125                   20,250
   1            ROLLER TAIL RECON.                           1306                          378                      378
   4            KIT CONTROL RING FLANGE                      1309                           10                       41
   3            TERMINAL                                     1310                            2                        6
   4            BOLT SUPER 1-1/4 X 7 X 4.5                   1313                          122                      487
   10           BOLT SUPER 1-1/4 X 7 X 4.5                   1313                          122                    1,218
   2            CONNECTOR PLUG 4/0 CABLE                     1317                          622                    1,243
   2            CONNECTOR RECPT.4/0 CABLE                    1318                          563                    1,126
   1            SHAFT CONVEYOR DRIVE HWH                     1326                        1,635                    1,635
   80           CHAIN FLIGHT SECTION HWH                     1330                          386                   30,880
   1            DRILL RIB                                    1337                       33,197                   33,197

   6            CUP TIMKEN                                   1346                           30                      179
   6            CONE TIMKEN                                  1347                           53                      318
   3            SEAL CAT                                     1348                           20                       61
   3            RING RETAINING                               1349                            9                       27
   4            SHIM                                         1359                           18                       72
   12           SHIM                                         1360                           10                      120
   12           SHIM                                         1361                           10                      120
   2            PUMP P7 PIGGY BACK                           1363                        1,150                    2,300
   1            PUMP MOTOR RECON.                            1365                          643                      643
   1            TRACK ASSY. 50 PADS HWH                      1368                        8,735                    8,735
   1            PUMP P7W RECON                               1371                        2,462                    2,462
   1            VALVE DIRECTIONAL CONTROL                    1373                        1,334                    1,334
   4            ACTUATOR ROTARY                              1375                          957                    3,827
   3            CONE TIMKEN                                  1352                           34                      101
   3            CUP TIMKEN                                   1353                           20                       61
   3            CONE TIMKEN                                  1354                           36                      107
   3            CUP TIMKEN                                   1355                           18                       55
   6            CONE TIMKEN                                  1356                           18                      109
   6            CUP TIMKEN                                   1357                           10                       61
   3            SEAL CHICAGO RAWHIDE                         1358                           13                       39
   9            BEARING WHEEL                                1015                          215                    1,937
   1            PUSHER ROLLER ASSY.COMPLET                   1171                        4,980                    4,980
   2            CONNECTING LINK 140 CHAIN                    1051                            4                        9
   2            LINK OFFSET 140                              1050                           10                       19
   10           140 ROLLER CHAIN                             1052                          171                    1,705
   50           CLIP ROLLER DOUBLE W/OFFSET                  1380                            2                       98
   1            SPROCKETT 160 W/3 15/16                      1383                          168                      168
   1            CHAIN 160                                    1384                           24                       24
   4            LINK MASTER 160                              1385                            6                       23
   4            LINK OFFSET 160                              1386                           11                       45
   6            TRANSFORMER FOR CAR                          1387                          108                      648
   1            VALVE BANK JOY MINER                         1186                        1,015                    1,015
   3            PULLY DRUM 10"X57"                           1030                          611                    1,834
   1            10X57 ROLLER N/SHAFT                         1390                          415                      415
   2            PIN PROP. ARM                                1125                          170                      340
   1            TRANSFER CASE ASSY.                          1107                        3,777                    3,777
   6            COUPLER LOVEJOY COMPLET                      1164                           49                      294
   2            BEARING SKID END                             1391                          325                      650
   43           POLY BAR 1 1/4 X 4 X 48                      1084                           25                    1,078
   2            SPROCK 140B1315H 3 15/16                     1053                          139                      277
   20           140 ROLLER CHAIN                             1052                           20                      391
   4            CONNECTING LINK 140 CHAIN                    1051                            4                       18

   4            LINK OFFSET 140                              1050                           10                       38
   33           POLY BAR 2" X 4" X 60"                       1085                           49                    1,611
   41           POLY BAR 1-1/4"X4"X60"                       1304                           30                    1,237
   1            MOTOR 100HP.                                 1394                          704                      704
   3            VALVE BOSCH FOR STACKER                      1395                          208                      624
   1            VALVE COMPENSATOR                            1396                          346                      346
   2            INSERT 600 MAG. COUPLER                      1158                           45                       91
   1            10X57 ROLLER N/SHAFT                         1390                          414                      414
   3            10X57 ROLLER N/SHAFT                         1390                          472                    1,415
   1            ROLLER TAIL 10X51                            1400                          218                      218
   6            PLANTARY CARRIER CASTING                     1402                        2,425                   14,550
   1            GRIPPER BELT                                 1181                          625                      625
   2            PROP ROLLER SHAFTS                           1404                          400                      800
   4            ROLLER LIFT COLLUMN                          1122                        3,348                   13,392
   2            PULLY WING 10"X57"                           1027                          991                    1,983
   75           ROLLER 4"X10-15/16                           1007                           27                    2,029
   100          ROLLER 4"X29-3/4                             1008                           38                    3,848
   28           CPN-8 FOR RG-8 COAX                          1405                            3                       81
   2            PIN PROP CLEVIS                              1082                           75                      150
   6            AXLE ASSY.                                   1055                          185                    1,110
   6            AXLE ASSY.                                   1055                          185                    1,110
   28           PIN INDEX                                    1090                           15                      420
   4            PIN SKID CLEVIS                              1023                          185                      740
   6            BEARING HEAD PULLY                           1143                          319                    1,916
   13           BEARING HEAD/DRIVE PULLY                     1017                          215                    2,799
   15           BEARING TAIL PULLY                           1263                          144                    2,160
   13           BEARING TAKE UP                              1089                          162                    2,100
   4            BEARING L.V. DRIVE                           1016                          351                    1,404
   3            BEARING TAKE UP L.V.                         1018                          588                    1,763
   4            FRAME 18" TAKE UP                            1020                          348                    1,390
   1            SENSOR SMART                                 1407                        1,478                    1,478
   2            CLUTCH ASSY. COMPLET HWH                     1332                        4,350                    8,700
   6            LIGHT HEAD 12 VOLT                           1131                          145                      870
                                                                                              -------------------------

                                                                                                               $549,481

G.  LAND, ETC.

                DESCRIPTION                                       LOCATION                        DATE ACQUIRED
---------------------------------------------------------------------------------------------------------------
LAND
   Land surrounding MTI buildings                                 Coalton, KY                       11/02/95
   All land located in Boyd, Greenup, Carter                      Various                           11/02/95
   and Elliott Counties in Kentucky
   (This land has been mined and reclaimed)

BUILDINGS
   Mining Technologies Office Building                            Coalton, KY                       11/02/95
   Car Shop                                                       MT Car Shop                       11/02/95
   Fab Shop                                                       MT Fab Shop                       11/02/95
   Main Shop                                                      AEI Shop                          11/02/95
   Accounting Office                                              9431 US RT 60                     11/02/95
   Executive Office                                               1500 N. Big Run                   11/02/95
   Aircraft Hangar                                                Wayne Co., WV                     11/02/95
   House Office - Mike Johnson's Office                           1932 Carter Ave.                  11/02/95
   Route 23 Transfer Station                                      Greenup Co., KY                   11/02/95
   Stacy Tract in Greenup County                                  Greenup Co., KY                   11/02/95
   Newsome Tract in Greenup County                                Greenup Co., KY                   11/02/95
   Mays Tract in Greenup County                                   Greenup Co., KY                   11/02/95
   Vine Center Condominium Unit No. 1907                          Lexington, KY                     11/02/95

FURNITURE, FIXTURES & OFFICE EQUIPMENT
   Office furniture located at above buildings                    Various                           Various

DATA PROCESSING EQUIPMENT
   Data processing equipment located at above buildings           Various                           Various

                               SCHEDULE 2.1(A)(2)

                            CONTRACTS RETAINED BY AEI

                                                    ORIGINAL
                                                    CONTRACT              TERMINATION
    PARTIES                                           DATE                   DATE                           NOTES
------------------------------------------------------------------------------------------------------------------------------------
A. CONSULTING AGREEMENTS

    AEI/Franklin Research & Development             12/17/96               12/17/97               Can be extended by mutual consent
    AEI/Richard M. Slagle                           02/15/96                                      See note on previous schedule.

B. CONTRACT MINING AGREEMENTS

    Mining Technologies/Ikerd Bandy Co., Inc.       02/01/97               When reserves are
                                                                           mined out.
    Mining Technologies/Martiki Coal Company        05/24/97               Three years or when
                                                                           reserves are  mined out.
C. TECHNOLOGY AGREEMENTS

    AEI/ARI/Pittston                                01/14/97
    Bowie/Amax Coal                                 10/24/95
    AEI/Bluegrass Coal                              12/13/96
    MTI/Joy Technologies                            06/16/92*

D. ASSET LEASES

    All asset leases relating to the equipment listed on Schedule 2.1(a)(1).

E. MISCELLANEOUS AGREEMENTS

    Mining Technologies/AEP                         09/18/95               Annually extended      Service @ Coalton Recycling Center
    Mining Technologies/AEP                         09/28/95               Annually extended      Service @ Coalton Compost Center
    Mining Technologies/Orkin Pest Control          09/15/96               Annually extended      Service @ RT 60 West Coalton
    Mining Technologies, Inc./Airgas/               01/12/94               Annually extended      Cylinder Rentals
      Virginia Welding Supply
    All other contracts or agreements transferred pursuant to that certain Asset Purchase Agreement, dated October 16, 1997, among
         Mining Technologies Limited, Mining Technologies, Inc. and Addington Enterprises, Inc.


   *This Agreement was terminated in June of 1995

                                 SCHEDULE 2.1(A)

                       GENERAL INTANGIBLES RETAINED BY AEI

I.       PATENTS

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               7/625,211         5,112,111          U.S.            12/10/90    5/12/92       Addington,     MTI*
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               7/795,314         5,261,729          U.S.            11/20/91    11/16/93      Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               8/140,368         5,364,171          U.S.            10/21/93    11/15/94      Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               88968/91          638367             Australia       12/10/91    10/19/93      Addington,     BHP**
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               2,075,619-5       Pending            Canada          12/9/91     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               91112766.6        91112766.6         China           12/10/91    4/21/95       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               92902730.8        0 519 041          France,         12/9/91     9/13/95       Addington,     MTI
Method for                                    (EP);              Germany,        (PCT)                     et al.
Continuous                                    69113034.5-08      Spain, UK       7/22/92
Mining                                        (GER);                             (EPO)
                                              2076745 (SP)
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               1208/DEL/91       Pending            India           12/9/91     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-002080          Pending            Indonesia       1/31/92     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-295933          167,662            Poland          12/9/91     3/8/95        Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               5053078.03        Pending            Russia          8/7/92      Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               91/9730           91/9730            South Africa    12/10/91    9/30/92       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              7/769,408         5,232,269          U.S.            10/1/91     8/3/93        Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              91272/91          644257             Australia       12/9/91     8/1/95        Addington,     BHP**
for Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              2,075,638         2075638            Canada          12/9/91     5/27/97       Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              92902231.7        0 513 338          France,         12/9/91     1/22/97       Addington,     MTI
For Continuous                                (EP);              Germany,        (PCT)                     et al.
Mining Apparatus                              69124364.6-08      Spain & UK      7/22/92
                                              (GER);                             (EPO)
                                              2096746 (SP)
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              P-295643          167,642            Poland          8/10/92     3/9/95        Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  8/328,642         5,522,647          U.S.            10/25/94    6/4/96        Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  P-952188          Pending            Indonesia       10/24/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  95/8543           95/8543            South Africa    10/10/95    7/31/96       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  08/553,693        Pending            U.S.            11/20/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  2,203,625         Pending            Canada          10/18/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  38310/95          Pending            Australia       10/18/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  95/8998           95/8998            South Africa    10/24/95    10/30/96      Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Self-Propelled              8/343,694         5,553,926          U.S.            11/22/94    9/10/96       Blackstock,    MTI
Mining Apparatus                                                                                           et al.
and Method For
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-952189          Pending            Indonesia       10/24/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               95/9629           95/9629            South Africa    11/13/95    8/28/96       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               39644/95          Pending            Australia       10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               2,205,596         Pending            Canada          10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               97110226          Pending            Russia          10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Electrical Junction         08/686,830        Pending            U.S.            7/26/96     Pending                      Slagle***
Box
----------------------------------------------------------------------------------------------------------------------------------
Transmission                (in process of                       U.S.                                      Blackstock,
Gearcase For                filing)                                                                        et al.
Mining Apparatus
==================================================================================================================================

Addington Enterprises has begun the process of patenting a "Cutter Drum Gearcase." Presently, the only information available for this machinery is: (a) the U.S. Patentability Search performed by King & Schickli; and (b) the inventor disclosure.

* MTI is Mining Technologies, Inc., formerly a subsidiary of Addington Resources, now a division of Addington Enterprises.

** MTI transferred to BHP its rights in this patent by a Technology Exchange Agreement (the "Exchange Agreement") dated July 5, 1995. However, pursuant to the Exchange Agreement, BHP's use of this patent is restricted to (i) mining operations owned in whole or in part, operated or managed in Australia by BHP; (ii) equipment owned in whole or in part, operated or managed by BHP; (iii) mining systems used for mining extractions; and (iv) Australia. See Paragraph 3 of the Exchange Agreement. Furthermore, the Exchange Agreement authorizes MTI to use the patent worldwide, assign it to a third party and license the patent for use outside of Australia. See Paragraph 4 of the Exchange Agreement. In addition, pursuant to a Technological Developments and Consent Agreement (the "Consent Agreement") dated July 5, 1995, BHP granted MTI a license to use and, subject to BHP's consent, sublicense this patent for use in Australia. See Paragraph 2 of the Consent Agreement.

***      Pursuant to a Patent License Agreement dated February 15, 1996, Richard
         M. Slagle ("Slagle") granted AEI an exclusive worldwide royalty-free license to make, use and sell highwall mining equipment incorporating U.S. Patent App. No. 08/686,830 (Electrical Junction Box). AEI may not assign or transfer its rights without consent of Slagle, which consent may not be unreasonably withheld.

II.      TRADEMARKS


================================================================================
MARK                   COUNTRY             REGISTRATION NUMBER       ISSUED
--------------------------------------------------------------------------------
Addcar                 U.S.                1,795,602                 9/28/93
--------------------------------------------------------------------------------
Addcar                 Australia           616070                    4/30/96
--------------------------------------------------------------------------------
Addminer               Australia           A623145                   2/21/94
================================================================================

                                  SCHEDULE 2.3

                           LIABILITIES RETAINED BY AEI


1. All Liabilities of AEI to be assumed by Mining Technologies Limited ("MTL") or Mining Technologies, Inc. ("MTI") pursuant to that certain Asset Purchase Agreement, dated October 16, 1997, among AEI, MTL and MTI.

2.       All Liabilities relating to the contracts listed on Schedule 2.1(a)(2).

3. All Liabilities relating to a Promissory Note made by AEI in favor of Kentucky Bank & Trust, dated November 2, 1995, in the original principal amount of $5 million, with a variable interest rate (currently 8.98%) and a maturity date of November 2, 2005.